                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                     FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     /X/

     Pre-Effective Amendment No. 1                                          /X/

     Post-Effective Amendment No.                                           / /

                                        and


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             /X/


     Amendment No. 1                                                        /X/

                         (Check appropriate box or boxes.)

                          DRESDNER RCM INVESTMENT FUNDS INC.
      -----------------------------------------------------------------------
                 (Exact Name of Registrant as Specified in Charter)


               FOUR EMBARCADERO CENTER SAN FRANCISCO, CALIFORNIA  94111
      ------------------------------------------------------------------------
                    (Address of Principal Executive Offices)    (Zip Code)

                                     (415) 954-5400
      ------------------------------------------------------------------------
                (Registrant's Telephone Number, including Area Code)
                                Robert J. Goldstein
                         DRESDNER RCM INVESTMENT FUNDS INC.
                              Four Embarcadero Center
                          San Francisco, California  94111
                                   (800) 726-7240

                      (Name and Address of Agent for Service)

                                     Copies to:


            Robert J. Goldstein                       Michael Glazer
         Associate General Counsel         Paul, Hastings, Janofsky & Walker LLP
     Dresdner RCM Global Investors LLC            555 South Flower Street
          Four Embarcadero Center             Los Angeles, California  90071
     San Francisco, California  94111


Approximate Date of Proposed Public Offering:          May 3, 1999

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a) may determine.

                         DRESDNER RCM INVESTMENT FUNDS INC.
                              DRESDNER RCM EUROPE FUND
                               CROSS REFERENCE SHEET
                 BETWEEN ITEMS OF PART A AND B OF FORM N-1A AND THE
                 PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER OF PART A OF FORM N-1A         INFORMATION REQUIRED IN A PROSPECTUS

1.  Front and Back Cover Pages             Front and Back Cover Pages

2.  Risk/Return Summary: Investments,      Risk/Return Summary
    Risks, and Performance

3.  Risk/Return Summary: Fee Table         Fees and Expenses

4.  Investment Objectives, Principal       Investment Objective and Policies;
    Investment Strategies, and Related     Other Investment Practices;
    Risks                                  Investment Risks

5.  Management's Discussion of Fund        *
    Performance

6.  Management, Organization, and          Organization and Management
    Capital Structure

7.  Shareholder Information                Buying Shares; Selling Shares; Other
                                           Stockholders Services and Account
                                           Policies; Dividends, Distributions
                                           and Taxes

8.  Distribution Arrangements              Organization and Management; The
                                           Distributor

9.  Financial Highlights Information       Financial Highlights

*NOT APPLICABLE

                         DRESDNER RCM INVESTMENT FUNDS INC.
                              DRESDNER RCM EUROPE FUND
                                CROSS REFERENCE SHEET
                 BETWEEN ITEMS OF PART A AND B OF FORM N-1A AND THE
                 PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                    (CONTINUED)

ITEM NUMBER OF PART B OF FORM N-1A         INFORMATION REQUIRED IN A STATEMENT
                                           OF ADDITIONAL INFORMATION

10.  Cover Page and Table of Contents      Cover Page and Table of Contents

11.  Fund History                          General Information

12.  Description of the Fund and           Investment Objectives and Policies;
     Its Investments and Risks             Investment and Risk Considerations;
                                           Investment Restrictions

13.  Management of the Fund                The Investment Manager

14.  Control Persons and                   Directors and Officers; Description
     Principal Holders of Securities       of Capital Shares

15.  Investment Advisory                   The Investment Manager; The
     and Other Services                    Distributor; Additional Information

16.  Brokerage Allocation and Other        Execution of Portfolio Transactions
     Practices

17.  Capital Stock and Other Securities    Description of Capital Shares

18.  Purchase, Redemption and Pricing of   Purchase and Redemption of Shares
     Shares

19.  Taxation of the Fund                  Dividends, Distributions and Tax
                                           Status

20.  Underwriters                          The Distributor

21.  Calculation of Performance Data       Investment Results

9.   Financial Statements                  Financial Statements

*NOT APPLICABLE.

                         DRESDNER RCM INVESTMENT FUNDS INC.



     -------------------------------------------------------------------------




                             Dresdner RCM Europe Fund



     -------------------------------------------------------------------------














                                 ____________, 1999

          This prospectus contains essential information for anyone considering an investment in this fund. Please read this document carefully and retain it for future reference.


          The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state or suggest otherwise.

DRESDNER RCM INVESTMENT FUNDS INC.


                                  TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                    RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------
 THIS SECTION SUMMARIZES THE        3    Risk/Return Summary
 FUND'S INVESTMENTS, RISKS,         5    Fees and Expenses
 PAST PERFORMANCE, AND FEES.


                                    INVESTMENT OBJECTIVES, POLICIES AND RISKS
--------------------------------------------------------------------------------
 THIS SECTION PROVIDES DETAILS      7    Investment Objective and Policies
 ABOUT THE FUND'S INVESTMENT        9    Other Investment Practices
 OBJECTIVE, POLICIES AND RISKS.     10   Changing the Investment Objectives and
                                         Policies
                                    10   Investment Risks


                                    ORGANIZATION AND MANAGEMENT
--------------------------------------------------------------------------------
 THIS SECTION PROVIDES DETAILS      14   The Fund and the Investment Manager
 ABOUT THE PEOPLE AND               14   The Portfolio Managers
 ORGANIZATIONS WHO OVERSEE THE      14   Management Fees and Other Expenses
 FUND.                              15   The Distributor
                                    15   Pending Litigation


                                    STOCKHOLDER INFORMATION
--------------------------------------------------------------------------------
 THIS SECTION TELLS YOU HOW TO      16   Buying Shares
 BUY, SELL AND EXCHANGE SHARES,     19   Selling Shares
 HOW WE VALUE SHARES, AND HOW WE    19   Other Stockholder Services
 PAY DIVIDENDS AND DISTRIBUTIONS.   22   Dividends, Distributions and Taxes


                                    OTHER INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------
 THIS SECTION PROVIDES DETAILS ON   24   Financial Highlights
 SELECTED FINANCIAL HIGHLIGHTS OF
 THE FUND

RISK RETURN SUMMARY AND FUND EXPENSES

RISK/RETURN SUMMARY

Goal: The Fund's goal is to seek long term growth of capital by investing in equity securities of European companies.


Principal Investment        The Fund invests primarily in common stocks of
Strategies:                 companies located in Europe, from both European
                            Economic and Monetary Union ("EMU") and non-EMU countries. Under normal market conditions, the Fund invests at least 75% of its total assets in these companies. The Fund expects to invest most of its assets in equity securities of issuers located in Western European countries. The Fund may invest in companies of any size.



                            The Investment Manager evaluates the fundamental value and prospects for growth of individual companies and focuses on companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. The Morgan Stanley Capital International (MSCI) Europe Index is the Fund's performance benchmark. The Fund bases its security selection on the relative investment merits of different industries and companies throughout Europe and will not seek to duplicate the country and sector allocations of the MSCI Europe Index.


Principal Investment        Because the value of the Fund's investments will
Risks:                      fluctuate with market conditions, so will the
                            value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments.


                            The values of the Fund's investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. The performance of foreign securities depends in part on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Because the Fund focuses on certain developed European countries, it will be more susceptible than other funds to market and other conditions affecting those countries. The Fund's value will also be exposed to currency risk. The stock prices of smaller and newer companies in which the Fund may invest fluctuate more than those of larger, more established companies.


                            An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     On [May 3], 1999, the Fund converted from a closed-end fund to an open-end fund. Closed-end fund shares are not redeemed by or purchased from the fund. Instead, they are normally listed and traded on an exchange. Unlike open-end funds, the price of a closed-end fund share is not based on the fund's net asset value, but upon its value in the market. Closed-end funds usually generate fewer expenses than open-end funds because the fund is not responsible for the distribution of its shares. Upon conversion, all outstanding shares of the previously closed-end fund were redesignated as Class N shares and a new class of shares, Class I, was created.



     The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one and five years and for the life of the Fund compared to broad based securities market indices.


     Both the chart and table below assume reinvestment of dividends and distributions. Of course, past performance does not indicate how the Fund will perform in the future.

                    Year-by-Year Total Returns for Class N Shares*


                                      [GRAPH]

   (3.3%)    (14.7%)   33.2%   (4.9%)   0.0%   16.2%   26.3%   38.1%
   1991       1992     1993    1994    1995    1996    1997    1998


For the period covered by this year-by-year total return chart, the Fund's highest quarterly return was 23.9% (for the quarter ended March 31, 1998) and the lowest quarterly return was (14.7%) (for the quarter ended September 30, 1998).




                            Average Annual Total Returns*
                             (through December 31, 1998)


                                   Date of       Past     Five       Life of
                                  Inception      Year     Years***     Fund
Class N Shares**                 April 5,1990    38.1%    14.1%        6.3%

DAX100 Index****                    N/A          25.2%    16.9%       10.4%

MDAX Index****                      N/A          15.2%    10.5%        5.5%






*The bar chart and table reflect the performance of the Fund as a closed-end investment company that invested primarily in equity securities of German companies. Beginning on February 9, 1999, the Fund expanded its investment mandate and invests primarily in equity securities of companies based in Europe, and on [May 3], 1999, the Fund converted from a closed-end to an open-end investment company. The expenses of the Fund as an open-end investment company may be higher than as a closed-end investment company due to additional fees, such as Rule 12b-1 fees.


**The returns for Class I Shares of the Fund, which commenced operations on [May 3], 1999 will differ from those for Class N because of differences in each class's expenses. Class I Shares are not subject to Rule 12b-1 fees.





*** During this period, the Fund's investment mandate changed. On April 30, 1996, following shareholder approval, the Fund was permitted to invest a larger percentage of its assets both in equity securities of non-German companies and in equity securities of German companies with large market capitalizations. Before the expansion of the Fund's investment mandate, from December 31, 1993 through April 30, 1996, the Fund returned 11.68% compared to 7.14% and 10.13% for the MDAX and DAX100, respectively. After the expansion of the Fund's investment mandate, from April 30, 1996 through December 31, 1998, the Fund returned 29.76% compared to 13.52% and 23.18% for the MDAX and DAX100, respectively.




****The DAX 100 Index measures the total return of the 100 most highly capitalized stocks traded on the Frankfurt Stock Exchange. The MDAX Index is a total rate of return index of 70 medium sized German Companies. For periods after 1998, the Fund will compare its performance to the MSCI Europe Index.

FEES AND EXPENSES

     As an investor in the Fund, you will pay the following fees and expenses. The Fund does not have any front-end or contingent sales loads and does not charge you for reinvesting dividends.

SHAREHOLDER FEES                                         Class of Shares
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                ---------------
                                                     Class N        Class I
                                                     -------        -------
Redemption or exchange fees (1)                          1%             1%

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)
Management Fees                                       1.00%          1.00%
Rule 12b-1 fee                                        0.25%          NONE
Other expenses(2)                                     0.55%          0.55%
Total annual Fund operating expenses (3)              1.80%          1.55%
Fee waiver and/or expense reimbursement(4)            0.20%          0.20%
Net expenses(4)                                       1.60%          1.35%



1 The fund charges a 1.00% redemption fee if you redeem shares before [November 3], 1999. This redemption fee will not apply if you present proof, satisfactory to the Fund, that you have held the Fund shares for more than twelve months consecutively prior to their redemption.


2  These expenses are based on estimated expenses for the current fiscal year.


3 The expenses of the Fund as an open-end investment company may be higher than as a closed-end investment company due to additional fees, such as Rule 12b-1 fees.



4 Dresdner RCM Global Investors LLC (the "Investment Manager") has entered into a contract with the Fund which will remain in effect until at least December 31, 2002, to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.60% for Class N and 1.35% for Class I. Such amounts are subject to possible future reimbursement.

     EXPENSE EXAMPLE

     Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming:

     -    $10,000 investment in the Fund
     -    5% annual return
     -    redemption at the end of each period
     -    no changes in the Fund's operating expenses


Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1           3         5          10
                      Year       Years     Years       Years
     Class N          $160       $500      $870       $1,900
     Class I          $140       $430      $740       $1,620

INVESTMENT OBJECTIVES, POLICIES AND RISKS

INVESTMENT OBJECTIVE AND POLICIES

     WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

     The Fund's investment objective is to seek long term growth of capital by investing in equity securities of European companies. Under normal market conditions, the Fund invests at least 75% of its total assets in companies located in Europe, in both EMU and non-EMU countries.

     HOW DOES THE FUND SELECT EQUITY INVESTMENTS?

While the Fund emphasizes investments in growth companies, the Fund also may invest in other companies that are not traditionally considered to be growth companies, such as emerging growth companies and cyclical and semi-cyclical companies in developing economies, if the Investment Manager believes that such companies have above-average growth potential. The Fund may invest in companies of any size.

     When the Investment Manager analyzes a specific company, it evaluates the fundamental value of each enterprise as well as its prospects for growth. In most cases, these companies have one or more of the following characteristics:

-    Superior management
-    Strong balance sheets
-    Differentiated or superior products or services
- Substantial capacity for growth in revenue through either an expanding market or expanding market share
-    Strong commitment to research and development
-    Steady stream of new products or services

     The Fund does not seek current income, and does not restrict its investments to companies with a record of dividend payments.

     When evaluating foreign companies, the Investment Manager may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook, and interest rate environment for the country and the region in which the company is located, as well as other factors it deems relevant.

     In addition to traditional research activities, the Investment Manager uses research produced by its Grassroots Research operating group. Grassroots Research prepares research reports based on field interviews with customers, distributors, and competitors of the companies that the Investment Manager follows. The Investment Manager believes that Grassroots Research can be a valuable adjunct to its traditional research efforts by providing a "second look" at companies in which the Fund might invest and by checking marketplace assumptions concerning market demand for particular products and services.

     WHAT KINDS OF EQUITY SECURITIES DOES THE FUND INVEST IN?

     The Fund invests primarily in common stocks and depositary receipts, including American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, or other similar depositary instruments representing securities of foreign companies. Common stocks represent the basic equity ownership interests in a company. Depositary receipts are issued by banks or other financial institutions and represent, or may be converted into, underlying ordinary shares of a foreign company. They may be sponsored by the foreign company or organized independently.


     The Fund may also invest in other equity and equity related securities. These include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock, and options on stock and stock indices.

     The Fund expects that its foreign investments will primarily be traded on recognized foreign securities exchanges. However, the Fund also may invest in securities that are traded only over-the-counter, either in the United States or in foreign markets, when the Investment Manager believes that such securities meet the Fund's investment criteria. The Fund also may invest in securities that are not publicly traded either in the United States or in foreign markets.

     WHEN IS A COMPANY CONSIDERED TO BE LOCATED IN A PARTICULAR COUNTRY?

     A company will be considered to be located in a particular country if the company is organized or headquartered, or derives at least 50% of its total revenue from operations, in such country.


OTHER INVESTMENT PRACTICES

     The Fund may also employ the following investment techniques in pursuit of its investment objective, long term growth of capital.


     DOES THE FUND BUY AND SELL FOREIGN CURRENCIES?

     The Investment Manager expects to purchase and sell foreign currencies primarily to settle foreign securities transactions. However, the Fund may also engage in currency management transactions (other than currency futures contracts) to hedge currency exposure related to securities it owns or securities it expects to purchase. The Fund may also hold foreign currency received in connection with investments in foreign securities when the Investment Manager believes the relevant exchange rates will change favorably and it would be better to convert the currency into U.S. dollars later.

     DOES THE FUND HEDGE ITS INVESTMENTS?

     For hedging purposes, the Fund may purchase options on stock indices and on securities it is authorized to purchase. If the Fund purchases a "put" option on a security, the Fund acquires the right to sell the security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). If the Fund purchases a "call" option on a security, it acquires the right to purchase the security at a specified price at any time during the term of the option (or on the option expiration date). An option on a stock index gives the Fund the right to receive a cash payment equal to the difference between the closing price of the index and the exercise price of the option. The Fund may "close out" an option before it is exercised or expires by selling an option of the same series as the option previously purchased.

     The Fund may employ certain techniques to hedge against currency exchange rate fluctuations, changes in interest rates or general fluctuations in the value of its portfolio securities. The Fund may hedge up to 100% of its total assets. These techniques include forward currency exchange contracts, currency options, index futures contracts, and currency swaps. A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Currency options are rights to purchase or sell a specific currency at a future date at a specified price. Index futures contracts are agreements to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Currency swaps involve the exchange of rights to make or receive payments in specified currencies.

     The Fund may also cross-hedge currencies, which involves writing or purchasing options or entering into foreign exchange contracts on one currency to hedge against changes in exchange rates for a different currency, if the Investment Manager believes changes in the two currencies are correlated.


     DOES THE FUND INVEST IN EMERGING MARKETS?

     The Fund may invest up to 30% of its total assets in equity securities of companies located in emerging market countries, including Eastern European countries (but no more than 10% in any one emerging markets country). Such investments are not a principal investment technique of the Fund. However, if emerging markets present attractive investment opportunities, the Fund may increase the percentage of its total assets invested in emerging markets, subject to the limits described above.

     WHAT IS THE FUND'S PORTFOLIO TURNOVER RATE?

     The Fund may invest in securities on either a long-term or short-term basis. The Investment Manager expects the annual portfolio turnover rate for the Fund in 1999 will exceed 100% due to the repositioning of the portfolio as a result of the recent investment mandate change approved by stockholders.

     The Fund's portfolio turnover rate is not a limiting factor. The Investment Manager will sell the Fund's portfolio securities whenever it deems appropriate, regardless of the length of time the Fund has held the securities and may purchase or sell securities for short-term profits. Turnover will be influenced by sound investment practices, the Fund's investment objective and the need for funds for the redemption of the Fund's shares.

     A high portfolio turnover rate would increase the Fund's brokerage commission expenses and other transaction costs, and may increase taxable capital gains. Such expenses may adversely affect the Fund's performance.


     DOES THE FUND INVEST IN OTHER INVESTMENT COMPANIES?


     The laws of some foreign countries may make it difficult or impossible for the Fund to invest directly in companies organized or headquartered in those countries, or may limit such investments. The only practical means of investing in such companies may be through other investment companies that in turn are authorized to invest in the securities of such issuers. In these cases and in other appropriate circumstances, the Fund may invest up to 10% of the value of its total assets in other investment companies. Such investment is subject to the restrictions referred to above regarding investments in companies located in foreign countries. The Fund may not acquire more than 3% of the voting securities of any other investment company.

     If the Fund invests in other investment companies, it will bear its proportionate share of the other investment companies' management or administration fees and other expenses in addition to the Fund's own expenses. At the same time, the Fund would continue to pay its own management fees and other expenses.


     WHAT ARE THE FUND'S INVESTMENT POLICIES IN UNCERTAIN MARKETS?


     When the Investment Manager believes the Fund should adopt a temporary defensive posture, including periods of international, political or economic uncertainty, the Fund may hold all or a substantial portion of its assets in investment grade debt securities. These securities may be debt obligations issued or guaranteed by the U.S. Government or foreign governments (including their agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, or debt obligations of corporate issuers. During these periods, the Fund may not be achieving its investment objective.

     ADDITIONAL INFORMATION ABOUT INVESTMENT PRACTICES

     The STATEMENT OF ADDITIONAL INFORMATION (the SAI) has more detailed information about the investment practices described in this Prospectus as well as information about other investment practices used by the Investment Manager.

CHANGING THE INVESTMENT OBJECTIVES AND POLICIES

     The Fund's investment objective is a fundamental policy that may not be changed without stockholder approval. However, except as otherwise indicated in this Prospectus or the SAI, the Fund's other investment policies and restrictions are not fundamental and may be changed without stockholder approval.

     The various percentage limitations referred to in this Prospectus and the SAI apply immediately after a purchase or initial investment. Unless indicated to the contrary, the Fund is not required to sell any security in its portfolio as a result of a change resulting from market fluctuations.

INVESTMENT RISKS

     Your investment in the Fund is subject to a variety of risks, including those described below. See the SAI for further information about these and other risks.

     EQUITY INVESTMENTS

     Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in the issuer's financial condition and prospects and on overall market and economic conditions.

     SMALL COMPANIES

     Investments in small companies may involve greater risks than larger companies, and may be speculative. The securities of small companies, as a class, have had periods of more favorable results, and periods of less favorable results, than securities of larger companies as a class. In addition, small companies may have limited or unprofitable operating histories, limited financial resources and inexperienced management. They often face competition from larger and more established firms that have greater resources. Small companies may have less ability to raise additional capital, and may have a less diversified product line (making them susceptible to market pressure), than larger companies. Securities of small and unseasoned companies are often less liquid than securities of larger companies and are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. Selling these securities may take an extended period of time. As a result, to the extent the Fund invests in small companies, its net asset value may be more volatile than would otherwise be the case.

     FOREIGN SECURITIES

     Investing in foreign securities involves significant risks, some of which are not typically associated with investing in securities of U.S. issuers. For example, the value of investments in such securities may fluctuate based on changes in the value of one or more foreign currencies relative to the U.S. dollar. In addition, information about foreign issuers may be less readily available than information about domestic issuers. Foreign issuers generally are not subject to accounting, auditing and financial reporting standards, or to other regulatory practices and requirements, comparable to U.S. issuers. Furthermore, certain foreign countries may be politically unstable, expropriate or nationalize assets, revalue currencies, impose confiscatory taxes, and limit foreign investment and use or removal of funds or other assets of the Fund (including the withholding of dividends and limitations on the repatriation of currencies). The Fund may also face difficulties or delays in obtaining or enforcing judgments.

     Most foreign securities markets have substantially less volume than U.S. markets, and the securities of many foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. There is generally less government regulation of securities markets, securities exchanges, securities dealers, and listed and unlisted companies in foreign countries than in the United States. Foreign markets also have different clearance and settlement procedures, and at times in certain markets settlements have not been able to keep pace with the volume of securities transactions, making it difficult to conduct and complete transactions. In addition, the costs associated with transactions in securities of foreign companies and securities traded on foreign markets, and the expense of maintaining custody of these securities with foreign custodians, generally are higher than in the U.S.

     EMERGING MARKETS

     Investments in emerging markets involve additional risks. The securities markets of emerging market countries are substantially smaller, less developed, less liquid, and more volatile than in the U.S. and other developed foreign markets. Disclosure and regulatory standards are less stringent. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and of the activities of investors in such markets, and enforcement of existing regulations has been limited.

     Economies in emerging market countries generally depend heavily on international trade. They may be affected adversely by the economic conditions of the countries with which they trade, as well as by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by these countries. In many cases, governments of emerging market countries continue to exercise significant control over the economies of these countries. In addition, some of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is a greater possibility of confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. Unanticipated political or social developments may also affect the value of the Fund's investments in those countries.

     OPTIONS, CURRENCY HEDGING AND CURRENCY MANAGEMENT

     Stock options involve a number of risks. They may be more volatile than the underlying stock. Options and securities markets may not be precisely correlated, so that a given transaction may not achieve its objective. In addition, the secondary market for particular options may not be liquid for a variety of reasons. When trading options on foreign exchanges, many of the protections afforded to participants in the United States will not be available. The Fund could lose the amount of the option premium plus transaction costs.


     The Fund's use of hedging and currency management techniques involve risks different from investments in U.S. dollar-denominated securities. If the Fund invests in foreign securities and also maintains currency positions, it may be exposed to greater combined risk than would otherwise be the case. Transactions in index futures contracts involve risks similar to those of options on securities; in addition, the potential loss incurred by the Fund in such transactions is unlimited.

     The use of hedging and currency management techniques is a highly specialized activity, and the success of any such operations by the Fund is not assured. Gains and losses in such transactions depend upon the Investment Manager's ability to predict correctly the direction of stock prices, currency exchange rates, and other factors. Although hedging operations could reduce the risk of loss due to a decline in the value of the hedged security or currency, they could also limit the potential gain from an increase in the value of the security or currency.

     NON-DIVERSIFICATION

     The Fund is non-diversified within the meaning of the 1940 Act. As a non-diversified fund, it may invest a greater percentage of its assets in the securities of any single issuer than diversified funds, and may be more susceptible to risks associated with a single economic, political or regulatory occurrence than diversified funds. However, in order to meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company, the Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and representing not more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than the U.S. Government or other regulated investment companies).

GEOGRAPHIC CONCENTRATION

     The Fund will invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries involves certain risks. The EMU's objective is to create a single, unified market through which people, goods, and money can move freely. Participation in the EMU is based on countries meeting certain financial criteria outlined in the treaty creating the EMU. The transition to the EMU may be troubled as eleven separate nations adjust to the reduction in flexibility, independence, and sovereignty that the EMU requires. High unemployment and a sense of "deculturalization" within the general public of the participating countries could lead to political unrest and continuing labor disturbances.

     YEAR 2000

     Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions critical to the Fund's operations. The "Year 2000 issue" affects all companies and organizations.

     The Year 2000 problem may also adversely affect the companies in which the Fund invests. For example, companies may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. This could adversely affect the Fund's investment return.


     The Investment Manager has advised the Fund that it is implementing a plan intended to ensure that its computer systems are not adversely affected by the Year 2000 issue. The Fund understands that its key service providers are taking steps to address the issue as well. The Fund and the Investment Manager will continue to monitor developments relating to this issue but do not anticipate that the Year 2000 issue will have an adverse effect on the Investment Manager's or other service providers' ability to provide services to the Fund.

EURO INTRODUCTION


     On January 1, 1999, the European Union introduced a single European currency, the Euro. The Investment Manager and other key service providers have taken steps to address Euro-related issues and their impact on the Fund's operations. These included upgrading their computer and bookkeeping systems to deal with the conversion. The Fund has not experienced any adverse operational effects resulting from the Euro conversion nor has the conversion caused any apparent market disruptions. The Fund and its Investment Manager will continue to monitor the effects of the conversion on the markets and issuers in which the Fund invests.

ORGANIZATION AND MANAGEMENT

     THE FUND AND THE INVESTMENT MANAGER

     The Fund is a series of Dresdner RCM Investment Funds Inc. (the "Company").

     Dresdner RCM Global Investors LLC, with principal offices at Four Embarcadero Center, San Francisco, California 94111, is the investment manager of the Fund. The Investment Manager manages the Fund's investments, provides various administrative services, and supervises the Fund's business.

     The Investment Manager provides investment supervisory services to institutional and individual clients. It was established in December of 1998 and is the successor to the business of its holding company, Dresdner RCM Global Investors US Holdings LLC. The Investment Manager was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. The Investment Manager is an indirect wholly owned subsidiary of Dresdner Bank AG ("Dresdner"), an international banking organization with principal executive offices in Frankfurt, Germany.

     THE PORTFOLIO MANAGERS

     David S. Plants and Barbel Lenz are primarily responsible for the day-to-day management of the Dresdner RCM Europe Fund. Mr. Plants is a Director of the Investment Manager, with which he has been associated since 1993. Ms. Lenz is a Director of the Investment Manager, with which she has been associated since 1997. She joined the Investment Manager as a Senior Research Specialist for European Equities and as a portfolio manager. From 1995 to 1997 she served as an Assistant Vice President at Dresdner Kleinwort Benson North America LLC.

     MANAGEMENT FEES AND OTHER EXPENSES

     The Fund pays the Investment Manager a monthly fee pursuant to an investment management agreement at the annual rate of 1.00% of its average daily net assets up to and including $100 million and 0.80% of its average daily net assets in excess of $100 million.

     The Fund pays for its own expenses. These include brokerage and commission expenses, taxes, interest charges on any borrowings, custodial charges and expenses, investment management fees, and other operating expenses (e.g., legal and audit fees, securities registration expenses, and compensation of directors who are not affiliated with the Investment Manager). These expenses are allocated to each class of shares based on the assets of each class. Each class also bears certain class-specific expenses, such as Rule 12b-1 expenses payable by the Fund's Class N shares.

     The Investment Manager has agreed to limit the Fund's expenses through December 31, 2002. During this period, the Investment Manager will pay the Fund on a quarterly basis the amount, if any, by which the Fund's ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the following expense ratios on an annual basis:



             ---------------------------------------------------------
               EUROPE FUND                   EXPENSE RATIOS THROUGH
                                                December 31, 2002
             ---------------------------------------------------------
               Class N shares                        1.60%
               Class I shares                        1.35%


     The Fund will reimburse the Investment Manager for such payments for a period of up to five years after they are made, so long as the Fund's ordinary operating expenses after reimbursement are less than the expense limit.

     THE DISTRIBUTOR

     Funds Distributor, Inc. (the "Distributor"), with principal offices at
60 State Street, Suite 1300, Boston, Massachusetts 02109, acts as distributor of each class of shares of the Fund. The Distributor provides mutual fund distribution services to registered investment companies, and is an indirect wholly owned subsidiary of Boston Institutional Group, Inc., which is not affiliated with the Investment Manager or Dresdner.


     The Company has adopted a distribution plan (the "Plan") for its Class N shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays the Distributor an annual fee of up to 0.25% of the average daily net assets of its Class N shares as reimbursement for certain expenses incurred by the Distributor in providing distribution and shareholder support services to such shares. These expenses include advertising and marketing expenses, payments to broker-dealers and others who have entered into agreements with the Distributor, the expenses of preparing, printing and distributing the Prospectus to persons who are not already stockholders, and indirect and overhead costs associated with the sale of Class N shares. If in any month the Distributor is due more for such services than is immediately payable because of the Plan's expense limitation, the unpaid amount is carried forward from month to month while the Plan is in effect until it can be paid. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


     PENDING LITIGATION

On April 8, 1998, the Fund filed a lawsuit in the United States District Court for the Southern District of New York against Philip Goldstein, Ronald Olin and three affiliated entities captioned THE EMERGING GERMANY FUND INC. V. GOLDSTEIN. The Fund alleged violations by the defendants of the proxy solicitation and beneficial ownership disclosure provisions of the federal securities laws in connection with the Fund's annual meeting scheduled for April 1998. With respect to that meeting, Opportunity Partners, L.P. filed an action in the same court against the Fund and its directors on April 24, 1998 styled OPPORTUNITY PARTNERS L.P. V. THE EMERGING GERMANY FUND INC. alleging violations of the proxy antifraud rule of the federal securities laws and breach of fiduciary duty. The Fund, as nominal defendant, and each member of the Fund's Board of Directors have been named as defendants in a derivative and purported class action suit captioned STEINER V. FUGELSANG filed on May 28, 1998 in the same court. The class action allegations assert that the defendants violated the federal securities laws and Maryland corporate law and the derivative claims assert breach of fiduciary duty regarding the meeting. All issues in the actions have been resolved except as to entitlement to legal fees by the Goldstein and Steiner litigants, which issues are the subject of settlement discussions in part and further litigation in part. The Fund believes that a substantial portion of any fees payable to these litigants should be reimbursed under a contract of insurance which insures the Fund and its directors.


STOCKHOLDER INFORMATION

     BUYING SHARES

     For your convenience, we offer several ways to start and add to Fund investments.


     OPENING YOUR ACCOUNT THROUGH A FINANCIAL PROFESSIONAL


     If you work with a financial professional, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If you do not hold your Fund investment in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions below for investing directly.

     You may also purchase through certain brokers which have entered into selling group agreements with the Distributor. Brokers may charge a fee for their services at the time of purchase or redemption. Subscription forms can be obtained from the Fund.


     OPENING YOUR ACCOUNT DIRECTLY


You may establish accounts without the help of an intermediary as follows:

-    Determine the amount you are investing.


     The minimum amount for initial investments is $5,000 for the Class N shares ($250 for additional investments) and $250,000 for the Class I shares ($50,000 for additional investments). The Fund reserves the right at any time to waive, increase or decrease the minimum requirements applicable to initial or subsequent investments.


     Stockholders whose shares were redesignated as Class I shares will be subject to the $250 subsequent investment requirements applicable to holders of Class N Shares. Minimum subsequent investment requirements do not apply to investors purchasing shares through the Fund's automatic dividend reinvestment plan. In addition, minimum initial investments may vary for investors purchasing shares through a broker-dealer or other intermediary having a service agreement with the Investment Manager and maintaining an omnibus account with the Fund.

     For more information on minimum investments, call 1-800-726-7240.


- Complete the account application accompanying this Prospectus. Please apply at this time for any account privileges you may want to use in the future, to avoid the delays associated with adding them later on.


-    Mail your completed application to the Fund at:


     Dresdner RCM Global Funds
     P.O. Box 419927
     Boston, MA  02266-8025


      For answers to any questions, please speak with a Fund Representative at 1-800-726-7240.

The Fund reserves the right to reject any purchase of shares at its sole discretion. The Fund also reserves the right to cancel any purchase order for which payment has not been received by the third business day following the order.


     We will issue share certificates only for full shares and only upon request. Confirmation statements showing transactions in the stockholder's account and a summary of the status of the account serve as evidence of ownership of shares of the Fund. We will forward a confirmation statement to you on receipt of a proper order.

     INVESTING IN YOUR ACCOUNT

     BY WIRE

- Make sure you have established an account by mailing an application as explained above.

- Call 1-800-726-7240 to obtain your account number and to place a purchase order. FUNDS THAT ARE WIRED WITHOUT A PURCHASE ORDER WILL BE RETURNED UNINVESTED.

- After placing your purchase order, instruct your bank to wire the amount of your investment to:

     -------------------------------
     Routing number:
                     ---------------
     Credit:
             -----------------------
     Account number:
                     ---------------
     FCC:  your account number, name of registered owner(s) and Fund name

     BY CHECK

- Make out a check (bank or certified) or money order for the investment amount payable to Dresdner RCM Europe Fund.

-    Mail the check with your completed application to the Fund at:


          Dresdner RCM Global Funds
          P.O. Box 419927
          Boston, MA 02266-8025


     ADDING TO YOUR ACCOUNT

     BY WIRE


- Call the Fund at 1-800-726-7240 to place a purchase order. FUNDS THAT ARE WIRED WITHOUT A PURCHASE ORDER WILL BE RETURNED UNINVESTED.


- Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

     BY CHECK

-    Make out a check for the investment amount payable to Dresdner RCM Europe
     Fund.

-    Mail the check with a completed investment slip to the Fund at:

          Dresdner RCM Global Funds
          P.O. Box 419927
          Boston, MA 02266-8025


     If you do not have an investment slip, attach a note indicating your account number.

     WITH SECURITIES

     In its discretion, the Fund may accept securities of equal value instead of cash in payment of all or part of the subscription price for Fund shares. Contact the Fund in advance to discuss the securities in question and the documentation necessary to complete the transaction. Any such securities:

- Will be valued at the close of regular trading on the New York Stock Exchange on the day of acceptance of the subscription in accordance with the Fund's method of valuing its securities;

-    Will have a tax basis to the Fund equal to such value;

-    Must not be restricted securities; and

- Must be permitted to be purchased in accordance with the Fund's investment objective and policies and must be securities that the Fund would be willing to purchase at that time

SELLING SHARES

          BY PHONE - WIRE PAYMENT

- Call the Fund to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

-    Place your wire request.

          BY PHONE - CHECK PAYMENT


- Call the Fund and place your request. Once your request has been verified, a check for the net cash amount (net of any redemption fee), payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).


          IN WRITING

- Write a letter of instruction, signed by each registered owner or their duly authorized agent, that includes the following information:

            -  The name of the registered owner(s) of the account
            -  The account number
            -  The number of shares or the dollar amount you want to sell
            - The recipient's name and address or wire information, if different from those of the account registration
            - Any stock certificates you may hold or additional documents we may request

-    Indicate whether you want any cash proceeds sent by check or by wire.

- Make sure the letter is signed by all registered owners or their authorized parties. The Fund may require additional information, such as a signature guarantee.

-    Mail the letter to the Fund.


          BY ELECTRONIC TRANSFER



- Fill out the appropriate areas of the account application for this feature. To request an electronic transfer (not less than $50; nor more than $100,000), call 1-800-726-7240. The Fund will transfer your sales proceeds electronically to your bank. The bank must be a member of the Automated Clearing House.



          SIGNATURE GUARANTEES



          Certain requests must include a signature guarantee, which is designed to protect you and the Fund from fraudulent activities. Your request must be made in writing and include a signature guarantee if any of the following situations applies:



-    You wish to redeem more than $50,000 worth of shares.



- The check is being mailed to an address different from the one on your account (address of record).



-    The check is being made payable to someone other than the account owner.



-    You are instructing us to change your bank account information.


OTHER STOCKHOLDER SERVICES AND ACCOUNT POLICIES

          TELEPHONE ORDERS

     We accept telephone orders to buy or sell shares of the Fund. To order call 1-800-726-7240. To guard against fraud, we may record telephone orders or take other reasonable precautions. However, if we do not take such steps to ensure the authenticity of an order, we may bear any loss if the order later proves fraudulent. At times of peak activity, such as during periods of volatile economic or market conditions, it may be difficult to place buy or sell orders by phone. During these times, consider sending your request in writing.

          BUSINESS HOURS AND NAV CALCULATIONS


     The Fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The Fund calculates its net asset value per share
(NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). Shares of the Fund will not be priced on days on which the NYSE is closed for trading. The Fund's securities are typically priced using market quotes or pricing services. When these methods are not available or do not represent a security's value at the time of pricing, the security is valued in accordance with the Fund's fair valuation procedures.

     TIMING OF ORDERS


     The Fund accepts orders until the close of trading on the NYSE every business day. Orders received before 1:00 p.m. Pacific Time are executed the same day at that day's NAV. Orders received after 1:00 p.m. Pacific time are executed the following day at that day's NAV. The Fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.


     The Fund may suspend the right of redemption or the date of payment for more than seven days after shares are tendered for redemption for any period during which

- The New York Stock Exchange is closed (other than a customary weekend or holiday closing) or the SEC determines that trading thereon is restricted

- An emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable, or as a result of which it is not reasonably practical for the Fund fairly to determine the value of its net assets

- The SEC by order permits such suspension for the protection of stockholders.

     TIMING OF SETTLEMENTS

     When you buy shares, you will become the owner of record when the Fund receives your payment, generally the day following execution. When you sell shares, cash proceeds are generally available the day following execution and will be forwarded according to your instructions.


     When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days from the purchase date. Upon execution of the redemption order, a confirmation statement will be forwarded to you indicating the number of shares sold and the proceeds thereof.


     ACCOUNTS WITH BELOW-MINIMUM BALANCES

     If your account balance falls below the minimum ($5,000 for Class N and $250,000 for Class I shares) as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 90 days after notification, the Fund reserves the right to close out your account and send the proceeds to the address of record.

     AUTOMATIC REINVESTMENT


     We will reinvest each income dividend and capital gain distribution declared by the Fund in full and fractional shares of the same class, unless you or your duly authorized agent elect to receive all such payments, or only the dividend or distribution portions in cash. We will base such reinvestment on the Fund's NAV as determined on the ex-dividend date. You or your authorized agent may request changes in the manner in which dividend and distribution payments are made through written notice to the Fund. This request will be effective as to any subsequent payment if it is received prior to the record date used for determining your payment. Any dividend and distribution election will remain in effect until you notify the Fund in writing to the contrary.

     EXCHANGE PRIVILEGE


     You may exchange shares of either class of the Fund into shares of the same class of any other Fund offered by Dresdner RCM, without a sales charge or other fee, by contacting the Fund. You may also exchange Class N shares of the Fund into Class I shares of Fund or any other Fund offered by Dresdner RCM, without a sales charge or other fee. Exchange purchases are subject to the minimum investment requirements of the class purchased. In order to keep Fund expenses low for all shareholders, the Fund will not allow frequent exchanges, purchases or sales of Fund shares. If a shareholder exhibits a pattern of frequent trading, the Fund reserves the right to refuse to accept further purchase or exchange orders from that shareholder. An exchange will be treated as a redemption and purchase for tax purposes.


     Shares will be exchanged at net asset value per share next determined after receipt by BFDS of:

- A written request for exchange, signed by each registered owner or his or her duly authorized agency exactly as the shares are registered, which clearly identifies the exact names in which the account is registered, the account number and the number of shares or the dollar amount to be exchanged

- Stock certificates for any shares to be exchanged which are held by the stockholder

     Exchanges will not become effective until all documents in the form required have been received by BFDS. If you have any questions, please contact BFDS.

     Please be sure to obtain and read carefully the prospectus of any other Fund in which you wish to exchange shares.

ACCOUNT STATEMENTS

     Stockholder accounts are opened in accordance with your registration instructions. Transactions is the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements.

     REPORTS TO STOCKHOLDERS

     The Fund's fiscal year ends on December 31. The Fund will issue to its stockholders semi-annual and annual reports. In addition, stockholders will receive quarterly statements of the status of their accounts reflecting all transactions having taken place within that quarter. In order to reduce duplicate mailings and printing costs, the Fund will provide one annual and semi-annual report and annual prospectus per household. Information regarding the tax status of income dividends and capital gains distributions will be mailed to stockholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

     REDEMPTION

     Redemption payments will be made wholly in cash unless the Board of Directors believes that unusual conditions exist which would make such payment detrimental to the best interests of the Fund. Under such circumstances, payment of the redemption price could be made in whole or in part in portfolio securities. You would incur brokerage costs to sell such securities.


     Upon the redemption of the Fund shares held for less than twelve consecutive months, including for this purpose exchanges of Fund shares for shares of other Dresdner RCM Funds as provided in the Section "Exchange Privilege," a fee of 1.00% of the redemption proceeds will be charged and retained by the Fund. This redemption fee will remain in effect until [November 3], 1999, approximately six months after the conversion of the Fund. Redeeming stockholders must present the Fund with satisfactory proof of ownership of the redeemed shares for twelve consecutive months in order to avoid the fee. A determination by the Fund of the redemption fee's applicability to a stockholder's redemption is final. This fee is intended to compensate the Fund for transaction and other expenses caused by redemptions and to facilitate efficient portfolio management. The fee is not a deferred sales charge or a commission paid to the Distributor or the Investment Manager. The Fund reserves the right to modify the terms of or terminate the redemption fee at any time.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund's dividends and distributions consist of most or all of its net investment income and net realized capital gains. They are typically paid once a year in December. The amount depends on the Fund's investment results and its tax compliance situation.

     Dividends and distributions normally are reinvested in additional Fund shares. You may instruct your financial professional or the Fund to have them sent to you by check or credited to a separate account.

     If you are an individual (or certain other non-corporate stockholders), we have to withhold 31% of all dividends, capital gains distributions and redemption proceeds we pay to you if: (a) you have not given us a certified correct taxpayer identification number and (b) except with respect to redemption proceeds, have not certified that backup withholding does not apply. Amounts we withhold are applied to your federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in an overpayment of taxes. Distributions of our taxable income and net capital gain to non-resident alien individuals, non-resident alien fiduciaries of trusts of estate, foreign corporations, or foreign partnerships may also be subject to U.S. withholding tax, although distributions of net capital gain to such stockholders generally will not be subject to withholding.

     We may be required to pay income, withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%, which would reduce our investment income. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. We may "pass through" to you the amount of foreign income taxes we pay, if it is in the best interests of stockholders. If we do so, you will be required to include in your gross income your pro-rata share of foreign taxes we paid, and you will be able to treat such taxes as either an itemized deduction or a foreign credit against U.S. income taxes on your tax returns. If we do not do so, you will not be able to deduct your share of such taxes in computing your taxable income and will not be able to take your share of such taxes as a credit against your U.S. income taxes.

     In general, selling shares for cash, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:


TRANSACTION                                               TAX STATUS
-------------------------------------------------------------------------------
Income dividends                                        Ordinary income
-------------------------------------------------------------------------------
Short-term capital gains distributions                  Ordinary income
-------------------------------------------------------------------------------
Long-term capital gains distributors                    Capital gains
-------------------------------------------------------------------------------
Sales or exchanges of shares                            Capital gains or losses
owned for more than one year
-------------------------------------------------------------------------------
Sales of exchanges of shares owned                      Gains are treated
for one year or less                                    as ordinary income;
                                                        losses are subject to
                                                        special rules
-------------------------------------------------------------------------------

     Dividends and other distributions generally are taxable to you at the time they are received. However, dividends declared in October, November and December by the Fund and made payable to you in such months are treated as paid and are thereby taxable as of December 31, provided that the Fund pays the dividend no later than January 31 of the following year.


     If you purchase the Fund's shares shortly before the record date for a dividend or other distribution thereon, you will pay full price for the shares (know as buying a distribution). Then you will receive some portion of your purchase price back as a taxable distribution even though, because the amount of the dividend or other distribution reduces the shares' net asset value, it actually represents a return of invested capital.


     You will receive, after the end of each year, full information on dividends, capital gains distributions and other reportable amounts with respect to shares of the Fund for tax purposes. This includes information such as the portion taxable as capital gains and the amount of dividends, if any, eligible for the federal dividends-received deduction for corporate taxpayers.

     Foreign stockholders may be subject to special withholding requirements. A penalty is charged on certain pre-retirement distributions form retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

     The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult you tax professional about your investment in the Fund.

FINANCIAL HIGHLIGHTS


     The following financial highlights table shows the Fund's financial performance for the past 5 fiscal years as a closed-end investment company. This information has been audited by ______________, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request and incorporated by reference into the SAI.



SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING FOR
EACH OF THE FIVE YEARS ENDED DECEMBER 31, 1998



                                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                                1998 (a)    1997 (a)     1996 (a)       1995        1994
                                                              ----------   ----------   ----------    ---------  -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                            $ 12.59      $ 10.66       $ 9.20        $9.20       $ 9.80
                                                              ----------   ----------   ----------    ---------  -----------
Income from investment operations:
     Net investment income (loss)                                 (0.05)        0.01         0.03         0.07         0.03
     Net realized and unrealized gain (loss) on investments        4.60         2.70         1.45        (0.07)       (0.51)
                                                              ----------   ----------   ----------    ---------  -----------
Total from investment operations                                   4.55         2.71         1.48         0.00        (0.48)
                                                              ----------   ----------   ----------    ---------  -----------
Less: distributions:
     From net investment income                                   (0.17)       (0.06)       (0.02)       (0.00)       (0.00)
     From net realized gain on investments                        (3.31)       (0.72)       (0.00)       (0.00)       (0.12)
                                                              ----------   ----------   ----------    ---------  -----------
Total distributions                                               (3.48)       (0.78)       (0.02)(b)    (0.00)       (0.12)(b)
                                                              ----------   ----------   ----------    ---------  -----------
NET ASSET VALUE, END OF PERIOD                                  $ 13.66      $ 12.59      $ 10.66        $9.20       $ 9.20
                                                              ----------   ----------   ----------    ---------  -----------
                                                              ----------   ----------   ----------    ---------  -----------
PER SHARE MARKET VALUE, END OF PERIOD (c)                       $ 12.69      $ 11.25       $ 8.13        $7.25       $ 7.38
                                                              ----------   ----------   ----------    ---------  -----------
                                                              ----------   ----------   ----------    ---------  -----------
TOTAL MARKET VALUE RETURN (d)                                    43.50%       48.04%       12.34%        1.69%)     (20.07%)
                                                              ----------   ----------   ----------    ---------  -----------
                                                              ----------   ----------   ----------    ---------  -----------
RATIOS AND SUPPLEMENTAL DATA:

 Net assets, end of period (in millions)                          $ 191        $ 176        $ 149        $ 129       $  129
                                                              ----------   ----------   ----------    ---------  -----------
                                                              ----------   ----------   ----------    ---------  -----------
Ratio of expenses to average net assets                           1.97%        1.30%        1.42%        1.51%        1.40%
                                                              ----------   ----------   ----------    ---------  -----------
                                                              ----------   ----------   ----------    ---------  -----------
Ratio of net investment income (loss) to average net assets     (0.31)%        0.06%        0.33%        0.76%        0.34%
                                                              ----------   ----------   ----------    ---------  -----------
                                                              ----------   ----------   ----------    ---------  -----------
Portfolio turnover rate                                            114%          85%          51%          40%          91%
                                                              ----------   ----------   ----------    ---------  -----------
                                                              ----------   ----------   ----------    ---------  -----------

---------------------------------------------
(a)  Calculated using the average share method.
(b)  The ex-dividend date was after the end of the fiscal year.
(c)  Closing price - New York Stock Exchange.
(d) The total market value return calculation includes reinvestment of dividends in the year declared.

[Back Page]

FOR MORE INFORMATION ABOUT DRESDNER RCM INVESTMENT FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMIANNUAL REPORTS:

     The Fund's annual and semiannual reports to shareholders contain detailed information on the Fund's investments. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

     The SAI provides more detailed information about the Fund, including operations and investment policies. It is incorporated by reference and is legally considered as part of this Prospectus.


     You can get free copies of the reports and the SAI, or request other information and discuss your questions about the Fund, by contacting us at:


          Dresdner RCM Investment Funds Inc.
          Four Embarcadero Center, Suite 2900
          San Francisco, CA  94111
          Telephone 1-800-726-7240

     You can review the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can also get copies:

     - For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.

     -    Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-06038.

                                                                    [LETTERHEAD]


DRESDNER RCM EUROPE FUND


                         STATEMENT OF ADDITIONAL INFORMATION

                                ____________ __, 1999

Dresdner RCM Europe Fund (the "Europe Fund") is a non-diversified series of Dresdner RCM Investment Funds Inc. (the " Company"), an open-end management investment company. The Fund's investment manager is Dresdner RCM Global Investors LLC (the "Investment Manager").

This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Prospectus of the Fund dated ________ __, 1999. This SAI relates to the Fund's Non-Institutional Class ("Class N") and Institutional Class ("Class I") of shares. The Prospectus may be obtained without charge by writing or calling the Company at the address and phone number above.

Incorporated by reference herein are the financial statements of the Fund contained in the Fund's Annual Report to Shareholders for the year ended December 31, 1998, including the Report of Independent Accountants dated ________, the Statement of Investments in Securities and Net Assets, the Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, and the related Notes to Financial Statements. Copies of the Fund's Annual and Semi-Annual Reports to Shareholders will be available upon request, by calling (800) 726-7240, or by writing to Four Embarcadero Center, San Francisco, California 94111.


TABLE OF CONTENTS

                                                                            Page
     Table of Contents . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     Investment Objectives and Policies. . . . . . . . . . . . . . . . . . .  1
     Risk Considerations . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . 18
     Execution of Portfolio Transactions . . . . . . . . . . . . . . . . . . 20
     Directors and Officers. . . . . . . . . . . . . . . . . . . . . . . . . 22
     The Investment Manager. . . . . . . . . . . . . . . . . . . . . . . . . 25
     The Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
     Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
     Purchase and Redemption of Shares . . . . . . . . . . . . . . . . . . . 30
     Dividends, Distributions and Tax Status . . . . . . . . . . . . . . . . 30
     Investment Results. . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     General Information . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     Description of Capital Shares . . . . . . . . . . . . . . . . . . . . . 35
     Additional Information. . . . . . . . . . . . . . . . . . . . . . . . . 35
     Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . 36

INVESTMENT OBJECTIVES AND POLICIES

     In pursuit of its investment objective of long term growth of capital, the Fund will invest at least 75% of its total assets in companies located in Europe, in both EMU and non-EMU countries. The Fund expects to invest the majority of its total assets in equity securities of issuers located in Western European countries. However, if emerging markets present attractive investment opportunities the Fund will also invest in emerging market countries, including Eastern European countries, subject to the percentage limitations described in the prospectus.

INVESTMENT CRITERIA

     In evaluating particular investment opportunities, the Investment Manager may consider such other factors, in addition to those described in the Prospectus, as the anticipated economic growth rate, the political outlook, the anticipated inflation rate, the currency outlook, and the interest rate environment for the country and the region in which a particular issuer is located. When the Investment Manager believes it would be appropriate and useful, the Investment Manager's personnel may visit the issuer's headquarters and plant sites to assess an issuer's operations and to meet and evaluate its key executives. The Investment Manager also will consider whether other risks may be associated with particular securities.

INVESTMENT IN FOREIGN SECURITIES

     The securities markets of many countries have at times in the past moved relatively independently of one another due to different economic, financial, political, and social factors. In seeking to achieve the investment objectives of the Fund, the Investment Manager allocates the Fund's assets among securities of countries and in currency denominations where it expects opportunities for meeting the Fund's investment objectives to be the most attractive, subject to the percentage limitations set forth in the Prospectus. In addition, from time to time the Fund may strategically adjust its investments among issuers based in various countries and among the various equity markets of the world in order to take advantage of diverse global opportunities, based on the Investment Manager's evaluation of prevailing trends and developments, as well as on the Investment Manager's assessment of the potential for capital appreciation (as compared to the risks) of particular companies, industries, countries, and regions.

     INVESTMENT IN DEVELOPED FOREIGN COUNTRIES. The Fund may invest in securities of foreign governments and companies that are organized or headquartered in developed foreign countries. The Fund may not be invested in all developed foreign countries at one time, and may not invest in particular developed foreign countries at any time, depending on the Investment Manager's view of the investment opportunities available.

     Although these countries have developed economies, even developed countries may be subject to periods of economic or political instability. For example, efforts by the member countries of the European Union to eliminate internal barriers to the free movement of goods, persons, services and capital have encountered opposition arising from the conflicting economic, political and cultural interests and traditions of the member countries and their citizens. The reunification of the former German Democratic Republic (East Germany) with the Federal Republic of Germany (West Germany) and other political and social events in Europe have caused considerable economic and social dislocations. Such events can materially affect securities markets and have also disrupted the relationship of such currencies with each other and with the U.S. dollar. Future political, economic and social developments can be expected to produce continuing effects on securities and currency markets in these and other developed foreign countries.

     INVESTMENT IN EMERGING MARKETS. The Fund may invest in securities of developing countries with emerging markets and companies organized or headquartered in such countries. As a general matter, countries that are not considered to be developed foreign countries by the Investment Manager will be deemed to be emerging market countries. Emerging market countries include any country generally considered to be an emerging market or developing country by the World Bank, the International Finance Corporation, the United Nations or its authorities, or other recognized financial institutions. As of the date of this SAI, emerging market countries are deemed to include for purposes of this SAI, all foreign countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, The Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. (See INVESTMENT IN DEVELOPED FOREIGN COUNTRIES.) As their economies grow and their markets grow and mature, some countries that currently may be characterized by the Investment Manager as emerging market countries may be deemed by the Investment Manager to be developed foreign countries. In the event that the Investment Manager deems a particular country to be a developed foreign country, any investment in securities issued by that country's government or by an issuer located in that country would not be subject to the Fund's overall limitations on investments in emerging market countries.

     Securities of issuers organized or headquartered in emerging market countries may, at times, offer excellent opportunities for current income and capital appreciation. However, prospective investors should be aware that the markets of emerging market countries historically have been more volatile than the markets of the United States and developed foreign countries, and thus the risks of investing in securities of issuers organized or headquartered in emerging market countries may be far greater than the risks of investing in developed foreign markets. (See RISK CONSIDERATIONS--EMERGING MARKET SECURITIES for a more detailed discussion of the risk factors associated with investments in emerging market securities.) In addition, movements of emerging market currencies historically have had little correlation with movements of developed foreign market currencies. Prospective investors should consider these risk factors carefully before investing in the Fund. Some emerging market countries have currencies whose value is closely linked to the U.S. dollar. Emerging market countries also may issue debt denominated in U.S. dollars and other currencies.

     It is unlikely that the Fund will be invested in securities in all emerging market countries at any time. Moreover, investing in some emerging markets currently may not be desirable or feasible, due to lack of adequate custody arrangements for Fund assets, overly burdensome repatriation or similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks, poor values of investments in those markets relative to investments in other emerging markets, in developed foreign markets, or in the United States, or for other reasons.

CURRENCY MANAGEMENT

     Securities purchased by the Fund may be denominated in U.S. dollars, foreign currencies, or multinational currencies such as the Euro, and the Fund will incur costs in connection with conversions between various currencies. Movements in the various securities markets may be offset by changes in foreign currency exchange rates. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected, either positively or negatively, by changes in exchange rates, and the Fund's net currency positions may expose it to risks independent of its securities positions.

     From time to time, the Fund may employ currency management techniques (other than currency futures contracts) to enhance its total returns, although there is no current intention to do so. The Fund may not employ more than 30% of the value of its total assets in currency management techniques for the purpose of enhancing returns. To the extent that such techniques are used to enhance return, they are considered speculative.

     The Fund's ability and decision to purchase or sell portfolio securities may be affected by the laws or regulations in particular countries relating to convertibility and repatriation of assets. Because the shares of the Fund are redeemable in U.S. dollars each day the Fund determines their net asset value, the Fund must have the ability at all times to obtain U.S. dollars to the extent necessary to meet redemptions. Under present conditions, the Investment Manager does not believe that these considerations will have any significant adverse effect on its portfolio strategies, although there can be no assurances in this regard.

     GENERAL CURRENCY CONSIDERATIONS. Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to do so, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. The markets in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offer less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of the Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") for hedging purposes or to seek to increase total return when the Investment Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to increase total return, forward contracts are considered speculative. In addition, the Fund may enter into forward contracts in order to protect against anticipated changes in future foreign currency exchange rates.

     The Fund may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Manager determines that there is a pattern of correlation between the two currencies. The Fund may also engage in proxy hedging, by using forward contracts in a series of foreign currencies for similar purposes.

     The Fund may enter into forward contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. The Fund may enter into forward contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated income or dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Forward contracts to sell foreign currency could limit any potential gain which might be realized by the Fund if the value of the hedged currency increased.

     If the Fund enters into a forward contract to sell foreign currency to increase total return or to buy foreign currency for any purpose, the Fund will segregate cash, U.S. Government securities, or other liquid debt or equity securities with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional assets will be segregated so that the value of the segregated assets will equal the amount of the Fund's commitment with respect to the contract.

     A forward contract is subject to the risk that the counterparty to such contract will default on its obligations. Since a forward contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

     OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated income or dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if the Investment Manager believes there is a pattern of correlation between the two currencies. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges.

     The writer of a put or call option receives a premium and gives the purchaser the right to sell (or buy) the currency underlying the option at the exercise price. The writer has the obligation upon exercise of the option to purchase (or deliver) the currency during the option period. A writer of an option who wishes to terminate the obligation may effect a "closing transaction" by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after being notified of the exercise of an option. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received; the Fund could be required to purchase or sell additional foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

     The Fund may purchase call or put options on a currency to seek to increase total return when the Investment Manager anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

     When the Fund writes a put or call option on a foreign currency, an amount of cash, U.S. Government securities, or other liquid debt or equity securities equal to the market value of its obligations under the option will be segregated by the Fund's custodian to collateralize the position.

     CURRENCY SWAPS. The Fund may enter into currency swaps for both hedging and to seek to increase total return. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions entered into for hedging purposes. Currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, or the delivery of the net amount of a party's obligations over its entitlements. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund will maintain in a segregated account with the Fund's custodian cash, U.S. Government securities, or other liquid debt or equity securities equal to the amount of the Fund's obligations, or the net amount (if any) of the excess of the Fund's obligations over its entitlements, with respect to swap transactions. To the extent that such amount of a swap is segregated, the Company and the Investment Manager believe that swaps do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to the Fund's borrowing restriction.

     The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund entering into a currency swap would be less favorable than it would have been if this investment technique were not used.

OPTIONS TRANSACTIONS

     The Fund may purchase listed put and call options on any securities which it is eligible to purchase as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities. The aggregate premiums on put options and call options purchased by the Fund may not in each case exceed 5% of the value of the net assets of the Fund as of the date of purchase. In addition, the Fund will not purchase options if more than 25% of the value of its net assets would be hedged.

     A put gives the holder the right, in return for the premium paid, to require the writer of the put to purchase from the holder a security at a specified price. A call gives the holder the right, in return for the premium paid, to require the writer of the call to sell a security to the holder at a specified price. Put and call options on various stocks and financial indices are traded on U.S. and foreign exchanges. A put option is covered if the writer segregates cash, U.S. Government securities or other liquid debt or equity securities equal to the exercise price. A call option is covered if the writer owns the security underlying the call or has an absolute and immediate right to acquire the security without additional cash consideration upon conversion or exchange of other securities held by it.

     PUT OPTIONS. If the Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the

Investment Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an "insurance policy", as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a security which the Investment Manager feels has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the strike price of the put and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

     CALL OPTIONS. If the Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of "insurance policy" to hedge against losses that could incur if the Fund intends to purchase the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the price of the underlying security increases, the price the Fund pays for the security will in effect be increased by the premium paid for the call.

     STOCK INDEX OPTIONS. The Fund may purchase put and call options with respect to stock indices such as Standard & Poor's 500 Stock Index and other stock indices. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

     The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an index option depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on a stock index will be subject to the Investment Manager's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the prices of individual stocks.

     Index prices may be distorted if trading of certain stocks included in an index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, the Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of the Fund to purchase put or call options only with respect to an index which the Investment Manager believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

     DEALER OPTIONS. The Fund may engage in transactions involving dealer options as well as exchange-traded options. Options not traded on an exchange generally lack the liquidity of an exchange-traded option, and may be subject to the Fund's restriction on investment in illiquid securities. In addition, dealer options may involve the risk that the securities dealers participating in such transactions will fail to meet their obligations under the terms of the options.

SHORT SALES

     The Fund may engage in short sales transactions. A short sale that is not made "against the box" is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. When the Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

     The value of securities of any issuer in which the Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer. The Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by the Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If the Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position.

     In the view of the Securities and Exchange Commission ("SEC"), a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by the Fund will be "against the box", or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. The Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

FUTURES TRANSACTIONS

     The Fund may enter into contracts for the purchase or sale for future delivery ("futures contracts") of foreign stock or bond indices or other financial indices that the Investment Manager determines are appropriate to hedge the risks associated with changes in interest rates or general fluctuations in the value of its portfolio securities. Pursuant to the regulations of the Commodity Futures Trading Commission ("CFTC"), and subject to certain restrictions, the Fund may purchase or sell futures contracts that are traded on U.S. exchanges that have been designated as contract markets by the CFTC. The Fund may also generally purchase or sell futures contracts that are subject to the rules of any foreign board of trade ("foreign futures contracts"). The Fund may not, however, trade a foreign futures contract based on a foreign stock index unless the contract has been approved by the CFTC for trading by U.S. persons. The Investment Manager may comply with such different standards as may be established by the CFTC with respect to the purchase or sale of futures contracts and foreign futures contracts.

     FUTURES CHARACTERISTICS. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by payment of the change in the cash value of the index. No physical delivery of the instruments underlying the index is made.

     Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the Fund's custodian or such other parties as may be authorized by the SEC (in the name of the futures commission merchant (the "FCM")) an amount of cash or U.S. Treasury bills which is referred to as an "initial margin" payment. The nature of initial margin in futures transactions is different from that of margin in security transactions in that a futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts customarily are purchased and sold with initial margins that may range upwards from less than 5% of the value of the futures contract being traded. Subsequent payments, called "variation margin", to and from the FCM, will be made on a daily basis as the value of the underlying index varies, making the long and short positions in the futures contract more or less valuable. This process is known as "marking to the market." For example, when the Fund has purchased a stock index futures contract and the value of the underlying index has risen, the Fund's position will have increased in value and the Fund will receive from the FCM a variation margin payment equal to that increased value. Conversely, when the Fund has purchased a stock index futures contract and the value of the underlying index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the FCM. At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an identical opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     PURCHASE AND SALE OF FUTURES. When the Investment Manager anticipates a significant stock market or stock market sector advance, the Fund may purchase a stock index futures contract which affords a hedge against not participating in such advance at a time when the Fund is not fully invested in equity securities. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual stocks which may later be purchased (with attendant costs) in an orderly fashion. As such purchase of individual stocks are made, an approximately equivalent amount of stock index futures would be terminated by offsetting sales.

     The Fund may sell stock index futures contracts in anticipation of or during a general stock market or market sector decline that may adversely affect the market values of the Fund's portfolio of equity securities. To the extent that the Fund's portfolio of equity securities changes in value in correlation with a given stock index, the sale of futures contracts on that index would reduce the risk to the portfolio of a market decline and, by doing so, would provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs.

     LIMITATIONS ON PURCHASE AND SALE OF FUTURES. The Fund may not purchase or sell futures contracts if, immediately thereafter, more than 30% of the value of its net assets would be hedged. In addition, the Fund may not purchase or sell futures or purchase futures options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets. In Fund transactions involving futures contracts, to the extent required by applicable SEC guidelines, an amount of cash, U.S. Government securities, or other liquid debt or equity securities equal to the market value of the futures contracts will be segregated with the Fund's Custodian, or in other segregated accounts as regulations may allow, to collateralize the position and thereby to insure that the use of such futures is unleveraged.

     REGULATORY MATTERS. The Company has filed a claim of exemption from registration of the Fund as a commodity pool with the CFTC. The Fund intends to conduct its futures trading activity in a manner consistent with that exemption. The Investment Manager is registered with the CFTC as both a commodity pool operator and as a commodity trading advisor.

DEBT SECURITIES

     The Fund may purchase debt obligations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates. The debt obligations in which the Fund will invest will be rated, at the time of purchase, BBB or higher by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or equivalent ratings by other rating organizations, or, if unrated, will be determined by the Investment Manager to be of comparable investment quality. If the rating of an investment grade security held by the Fund is downgraded, the Investment Manager will determine whether it is in the best interests of the Fund to continue to hold the security in its investment portfolio.

     RATINGS. Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Manager will also monitor issuers of such securities to determine if such issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure their liquidity. In general, debt securities held by the Fund will be treated as investment grade if they are rated by at least one major rating agency in one of its top four rating categories at the time of purchase or, if unrated, are determined by the Investment Manager to be of comparable quality. Investment grade means the issuer of the security is believed to have adequate capacity to pay interest and repay principal, although certain of such securities in the lower grades have speculative characteristics, and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to pay interest and principal than would be the case with higher rated securities.

     GOVERNMENT OBLIGATIONS. U.S. Government obligations include obligations issued or guaranteed as to principal and interest by the U.S. Government and its agencies and instrumentalities, by the right of the issuer to borrow from the U.S. Treasury, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     The Fund may invest in sovereign debt obligations of foreign countries. A number of factors affect a sovereign debtor's willingness or ability to repay principal and interest in a timely manner, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to meet such conditions could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debt in a timely manner.

CONVERTIBLE SECURITIES AND WARRANTS

     The Fund may invest in convertible securities and warrants. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

     As a matter of operating policy, the Fund will not invest more than 5% of its net assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt, securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised) resulting in a loss of the Fund's entire investment.

SYNTHETIC CONVERTIBLE SECURITIES

     The Fund may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or Standard & Poor's and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

PREFERRED STOCK

     The Fund may purchase preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid prior to payment of dividends on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of the holders of preferred stock on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

BORROWING MONEY

     From time to time, it may be advantageous for the Fund to borrow money rather than sell portfolio securities to raise the cash to meet redemption requests. In order to meet such redemption requests, the Fund may borrow from banks or enter into reverse repurchase agreements. The Fund may also borrow up to 5% of the value of its total assets for temporary or emergency purposes other than to meet redemptions. However, the Fund will not borrow money for leveraging purposes. The Fund may continue to purchase securities while borrowings are outstanding, but will not do so when the Fund's borrowings (including reverse repurchase agreements) exceed 5% of the value of its total assets. The 1940 Act permits the Fund to borrow only from banks and only to the extent that the value of its total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing), and requires the Fund to take prompt action to reduce its borrowings if this limit is exceeded. For the purpose of the 300% borrowing limitation, reverse repurchase agreements and other borrowing transactions covered by segregated assets are not considered borrowings.

     A reverse repurchase agreement involves a transaction by which a borrower (such as the Fund) sells a security to a purchaser (a member bank of the Federal Reserve System or a broker-dealer deemed creditworthy pursuant to standards adopted by the Board of Directors of the Company (the "Board of Directors" ), and simultaneously agrees to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase.

LENDING PORTFOLIO SECURITIES

     The Fund is authorized to make loans of portfolio securities, for the purpose of realizing additional income, to broker-dealers or other institutional investors deemed creditworthy pursuant to standards adopted by the Board of Directors. The borrower must maintain with the Fund's custodian collateral consisting of cash, U.S. Government securities or other liquid debt or equity securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest paid on the loaned securities, and a fee and/or a portion of the interest earned on the collateral, less any fees and administrative expenses associated with the loan.

INVESTMENT IN ILLIQUID SECURITIES

     The Fund may invest up to 15% of the value of its net assets in illiquid securities. Securities may be considered illiquid if the Fund cannot reasonably expect to receive approximately the amount at which the Fund values such securities within seven days. The Investment Manager has the authority to determine whether certain securities held by the Fund are liquid or illiquid pursuant to standards adopted by the Boards of Directors.

     The Investment Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: the listing of the security on an exchange or national market system; the frequency of trading in the security; the number of dealers who publish quotes for the security; the number of dealers who serve as market makers for the security; the apparent number of other potential purchasers; and the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer).

     The Fund's investments in illiquid securities may include securities that are not registered for resale under the Securities Act of 1933 (the "Securities Act"), and therefore are subject to restrictions on resale. When the Fund purchases unregistered securities, it may, in appropriate circumstances, obtain the right to register such securities at the expense of the issuer. In such cases there may be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the security will be subject to market fluctuations.

     The fact that there are contractual or legal restrictions on resale of certain securities to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A under the Securities Act, the Investment Manager may determine in particular cases, pursuant to standards adopted by the Boards of Directors, that such securities are not illiquid securities notwithstanding the legal or contractual restrictions on their resale. Investing in Rule 144A securities could have the effect of increasing the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities.

CASH-EQUIVALENT INSTRUMENTS

     Other than as described under INVESTMENT RESTRICTIONS below, the Fund is not restricted with regard to the types of cash-equivalent investments it may make. When the Investment Manager believes that such investments are an appropriate part of the Fund's overall investment strategy, the Fund may hold or invest, for investment purposes, a portion of its assets in any of the following, denominated in U.S. dollars, foreign currencies, or multinational currencies: cash; short-term U.S. or foreign government securities; commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's; certificates of deposit or other deposits of banks deemed creditworthy by the Investment Manager pursuant to standards adopted by the Board of Directors; time deposits; bankers' acceptances; and repurchase agreements related to any of the foregoing. In addition, for temporary defensive purposes under abnormal market or economic conditions, the Fund may invest up to 100% of its assets in such cash-equivalent investments.

     A certificate of deposit is a short-term obligation of a commercial bank. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. A repurchase agreement involves a transaction by which an investor (such as the Fund) purchases a security and simultaneously obtains the commitment of the seller (a member bank of the Federal Reserve System or a securities dealer deemed creditworthy by the Investment Manager pursuant to standards adopted by the Board of Directors) to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase.

RISK CONSIDERATIONS

INVESTMENTS IN FOREIGN SECURITIES GENERALLY

     Investments in foreign securities may offer investment opportunities and potential benefits not available from investments solely in securities of U.S. issuers. Such benefits may include higher rates of interest on debt securities than are available from domestic issuers, the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Manager, to offer better opportunity for long-term capital appreciation than investments in securities of U.S. issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign markets that do not necessarily move in a manner parallel to U.S. stock markets.

     At the same time, however, investing in foreign securities involves significant risks, some of which are not typically associated with investing in securities of U.S. issuers. For example, the value of investments in such securities may fluctuate based on changes in the value of one or more foreign currencies relative to the U.S. dollar, and a change in the exchange rate of one or more foreign currencies could reduce the value of certain portfolio securities. Currency exchange rates may fluctuate significantly over short periods of time, and are generally determined by the forces of supply and demand and other factors beyond the Fund's control. Changes in currency exchange rates may, in some circumstances, have a greater effect on the market value of a security than changes in the market price of the security. To the extent that a substantial portion of the Fund's total assets is denominated or quoted in the currency of a foreign country, the Fund will be more susceptible to the risk of adverse economic and political developments within that country. As discussed above, the Fund may employ certain investment techniques to hedge its foreign currency exposure; however, such techniques also entail certain risks.

     In addition, information about foreign issuers may be less readily available than information about domestic issuers. Foreign issuers generally are not subject to accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Furthermore, with respect to certain foreign countries, the possibility exists of expropriation, nationalization, revaluation of currencies, confiscatory taxation, and limitations on foreign investment and the use or removal of funds or other assets of the Fund, including the withholding of tax on interest, dividends and other distributions and limitations on the repatriation of currencies. In addition, the Fund may experience difficulties or delays in obtaining or enforcing judgments. Foreign securities may be subject to foreign government taxes that could reduce the yield and total return on such securities.

     Foreign equity securities may be traded on an exchange in the issuer's country, an exchange in another country, or over-the-counter in one or more countries. Most foreign securities markets, including over-the-counter markets, have substantially less volume than U.S. securities markets, and the securities of many foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. In addition, there is generally less government regulation of securities markets, securities exchanges, securities dealers, and listed and unlisted companies in foreign countries than in the United States.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct and complete such transactions. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell that security, could result in possible liability of the Fund to the purchaser. Delays in settlement could adversely affect the Fund's ability to implement its investment strategies and to achieve its investment objectives.

     In addition, the costs associated with transactions in securities traded on foreign markets or of foreign issuers, and the expense of maintaining custody of such securities with foreign custodians, generally are higher than the costs associated with transactions in U.S. securities on U.S. markets. Investments in foreign securities may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, the expense of maintaining securities with foreign custodians and the imposition of transfer taxes or transaction charges associated with foreign exchanges.

     Investment in debt securities of supranational organizations involves additional risks. Such organizations' debt securities generally are not guaranteed by their member governments, and payment depends on their financial solvency and/or the willingness and ability of their member governments to support their obligations. Continued support of a supranational organization by its government members is subject to a variety of political, economic and other factors, as well as the financial performance of the organization.

DEPOSITARY RECEIPTS

     In many respects, the risks associated with investing in depositary receipts are similar to the risks associated with investing in foreign equity securities directly. In addition, to the extent that the Fund acquires depositary receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the depositary receipts to issue and service depositary receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings, involving the foreign issuer in a timely manner.

     The information available for American Depositary Receipts ("ADRs") sponsored by the issuers of the underlying securities is subject to the accounting, auditing, and financial reporting standards of the domestic market or exchange on which they are traded, which standards generally are more uniform and more exacting than those to which many non-domestic issuers may be subject. However, some ADRs are sponsored by persons other than the issuers of the underlying securities. Issuers of the stock on which such ADRs are based are not obligated to disclose material information in the United States. The information that is available concerning the issuers of the securities underlying European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") may be less than the information that is available about domestic issuers, and EDRs and GDRs may be traded in markets or on exchanges that have lesser standards than those applicable to the markets for ADRs.

     A depositary receipt will be treated as an illiquid security for purposes of the Fund's restriction on the purchases of such securities unless the depositary receipt is convertible into cash by the Fund within seven days.

EMERGING MARKET SECURITIES

     There are special risks associated with investments in securities of companies organized or headquartered in developing countries with emerging markets that are in addition to the usual risks of investing in securities of issuers located in developed foreign markets around the world, and investors in the Fund are strongly advised to consider those risks carefully. The securities markets of emerging market countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. As a result, the prices of emerging market securities may increase or decrease much more rapidly and much more dramatically than the prices of securities of issuers located in developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

     Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, custodial services and other costs related to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's investment returns from such securities.

     In many cases, governments of emerging market countries continue to exercise a significant degree of control over the economies of such countries, and government actions relative to the economy, as well as economic developments generally, also may have a major effect on an issuer's prospects. In addition, certain of such governments have in the past failed to recognize private property rights and have at times naturalized or expropriated the assets of private companies. There is also a heightened possibility of confiscatory taxation, imposition of withholding taxes on dividend and interest payments, or other similar developments that could affect investments in those countries. As a result, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss with respect to any of its holdings. In addition, political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability of additional investments in those countries.

INVESTMENTS IN SMALLER COMPANIES

     Investment in the securities of companies with market capitalizations below $1 billion involves greater risk and the possibility of greater portfolio price volatility than investing in larger capitalization companies. The securities of small-sized concerns, as a class, have shown market behavior which has had periods of more favorable results, and periods of less favorable results, relative to securities of larger companies as a class. For example, smaller capitalization companies may have less certain growth prospects, and may be more sensitive to changing economic conditions, than large, more established companies. Moreover, smaller capitalization companies often face competition from larger or more established companies that have greater resources. In addition, the smaller capitalization companies in which the Fund may invest may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. Furthermore, securities of such companies are often less liquid than securities of larger companies, and may be subject to erratic or abrupt price movements. To dispose of these securities, the Fund may have to sell them over an extended period of time below the original purchase price. Investments in smaller capitalization companies may be regarded as speculative.

     Securities issued by companies (including predecessors) that have operated for less than three years may have limited liquidity, which can result in their prices being lower than might otherwise be the case. In addition, investments in such companies are more speculative and entail greater risk than do investments in companies with established operating records.

CONVERTIBLE SECURITIES

     Investment in convertible securities involves certain risks. If the conversion value is low relative to the investment value, the price of the convertible security will be governed principally by its yield, and thus may not decline in price to the same extent as the underlying stock; to the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be influenced increasingly by its conversion value. A convertible security held by the Fund may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security, in which event the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

OTHER DEBT OBLIGATIONS

Although securities rated BBB by Standard & Poor's or Baa by Moody's are considered to be of "investment grade," and are considered to have adequate capacity to pay interest and repay principal, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal than higher-rated securities. Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated.

OPTIONS

     There are several risks associated with transactions in options on securities, currencies and financial indices. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying instruments; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide, or be compelled at some future date, to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     In addition, when trading options on foreign exchanges, many of the protections afforded to participants in U.S. option exchanges will not be available. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

     Potential losses to the writer of an option are not limited to the loss of the option premium received by the writer, and thus may be greater than the losses incurred in connection with the purchasing of an option.

FUTURES TRANSACTIONS

     There are several risks in connection with the use of futures contracts in the Fund. One risk arises because the correlation between movements in the price of an index futures contract and movements in the value of the portfolio of securities which is the subject of the hedge is not always perfect. The price of the futures contract acquired by the Fund may move more than, or less than, the value of the portfolio of securities being hedged. If the price of the future moves less than the value of the portfolio of securities which is the subject of the hedge, the hedge will not be fully effective but, if the value of the portfolio of securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the value of the portfolio of securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement in the value of the future. If the price of the futures contract moves more than the value of the portfolio of securities, the Fund will experience either a loss or a gain on the futures contract which will not be completely offset by movements in the value of the portfolio of securities which is the subject of the hedge.

     To compensate for the imperfect correlation of movements in the value of the portfolio of securities being hedged and movements in the price of the futures, the Fund may buy or sell futures contracts in a greater dollar amount than the value of the portfolio of securities being hedged, if the historical volatility of the value of the portfolio of securities has been greater than the historical volatility of the futures contract being used. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the security or currency being hedged is less than the historical volatility of the security or currency.

     Because of the low margins required, futures trading involves a high degree of leverage. As a result, a relatively small investment in a futures contract by the Fund may result in immediate and substantial loss, or gain, to the Fund. A purchase or sale of a futures contract may result in losses in excess of the initial margin for the futures contract. However, the Fund would have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold the instrument after the decline.

     When futures are purchased by the Fund to hedge against a possible unfavorable movement in a currency exchange rate before the Fund is able to invest its cash (or cash equivalents) in stock or debt instruments in an orderly fashion, it is possible that the currency exchange rate may move in a favorable manner instead. If the Fund then decides not to invest in stock or debt instruments at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition, the price of futures contracts may not correlate perfectly with movements in the index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions. This practice could distort the normal relationship between the index and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market may be less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the index and movements in the price of index futures, a correct forecast of general market trends by the Investment Manager still may not result in a successful hedging transaction over a short time frame.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond the limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.

     The Fund will only enter into futures contracts that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. However, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular futures contract or at any particular time. In such event, it may not be possible to close a futures position, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In the event futures contracts have been used to hedge a portfolio security, an increase in the price of the security, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the security will, in fact, correlate with the movements in the futures contract and thus provide an offset to losses on a futures contract.

     Successful use of futures by the Fund is subject to the Investment Manager's ability to predict correctly movements in the direction of the securities markets and interest rates. For example, if the Fund hedged against the possibility of a decline in the market adversely affecting the value of its portfolio and its value increased instead, the Fund would lose part or all of the benefit of the increased value of its portfolio because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements. Such sales of securities might, but would not necessarily be at increased prices which would reflect the rising market. The Investment Manager and its predecessor have been actively engaged in the provision of investment supervisory services for institutional and individual accounts since 1970, but the skills required for the successful use of futures are different from those needed to select portfolio securities, and the Investment Manager has limited prior experience in the use of futures techniques in the management of assets under its supervision.

OTHER RISK CONSIDERATIONS

     Investment in illiquid securities involves potential delays on resale as well as uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might not be able to dispose of such securities promptly or at reasonable prices.

     A number of transactions in which the Fund may engage are subject to the risks of default by the other party to the transaction. If the seller of securities pursuant to a repurchase agreement entered into by the Fund defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Fund may be delayed or limited. Similarly, when the Fund engages in when-issued, reverse repurchase, forward commitment and related settlement transactions, it relies on the other party to consummate the trade; failure of the other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price the Investment Manager believed to be advantageous. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

     Borrowing also involves special risk considerations. Interest costs of borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on the borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. To the extent the Fund enters into reverse repurchase agreements, the Fund is subject to risks that are similar to those of borrowing.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

     The Fund has adopted certain investment restrictions that are fundamental policies and that may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" of the Fund, as defined in Section 2(a)(42) of the 1940 Act, means the vote of (i) 67% or more of the voting securities of the Fund present at any meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. These restrictions provide that the Fund may not:

1. Purchase any security (other than obligations of the FRG, the German Federal Railways and the German Federal Post Office, which in the aggregate shall not represent 25% or more of the Fund's total assets, or obligations of the U.S. government, its agencies or instrumentalities) if as a result more than 10% of the Fund's total assets would then be invested in securities of any single issuer.

2. Invest 25% or more of the value of its total assets in a particular industry. This restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, but will apply to foreign government obligations until such time as the Securities and Exchange Commission permits their exclusion.

3.Purchase more than 10% of the outstanding voting securities of any issuer.

4. Borrow money, except from banks to meet redemption requests or for temporary or emergency purposes; provided that borrowings for temporary or emergency purposes other than to meet redemption requests shall not exceed 5% of the value of its total assets; and provided further that total borrowings shall be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). For purposes of the foregoing limitations, reverse repurchase agreements and other borrowing transactions covered by segregated assets are not considered to be borrowings. This investment restriction shall not prohibit the Fund from engaging in futures contracts, options on futures, forward foreign currency exchange transactions, and currency options.

5. Purchase or sell real estate or real estate mortgage loans, except that the Fund may purchase and sell securities of companies that deal in real estate or interests therein.

6. Purchase securities on margin, except short-term credits as may be necessary or routine for the clearance or settlement of transactions, and except for margin posted in connection with hedging transactions consistent with its investment policies.

7. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the U.S. Securities Act of 1933 in selling portfolio securities.

8. Buy or sell commodities, commodity contracts or futures contracts (other than futures contracts with respect to foreign stock or bond indices or other financial indices that the Investment Manager determines are appropriate to hedge the risks associated with interest rates or general fluctuations in the value of its portfolio securities).

OPERATING POLICIES

     The Fund has adopted certain investment restrictions that are not fundamental policies and may be changed by the Board of Directors without approval of the Fund's outstanding voting securities. These restrictions provide that the Fund may not:

1. Invest in interests in oil, gas, or other mineral exploration or development programs;

2. Participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Manager to save brokerage costs, or to average prices among them, is not deemed to result in a securities trading account).

3. Purchase or sell futures if, immediately thereafter, the sum of the amount of "margin" deposits on the Fund's existing futures positions would exceed 5% of the value of the Fund's total assets.

4. Invest more than 15% of the value of its net assets in securities that are illiquid.

     The Fund is also subject to other restrictions under the 1940 Act; however, the registration of the Company under the 1940 Act does not involve any supervision by any federal or other agency of the Company's management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.

EXECUTION OF PORTFOLIO TRANSACTIONS

     The Investment Manager, subject to the overall supervision of the Board of Directors, makes the Fund's investment decisions and selects the broker or dealer to be used in each specific transaction using its best judgment to choose the broker or dealer most capable of providing the services necessary to obtain the best execution of that transaction. In seeking the best execution of a transaction, the Investment Manager evaluates a wide range of criteria, including any or all of the following: the broker's commission rate, promptness, reliability and quality of executions, trading expertise, positioning and distribution capabilities, back-office efficiency, ability to handle difficult trades, knowledge of other buyers and sellers, confidentiality, capital strength and financial stability, prior performance in serving the Investment Manager and its clients, and other factors affecting the overall benefit to be received in the transaction. When circumstances relating to a proposed transaction indicate to the Investment Manager that a particular broker is in a position to obtain the best execution, the order is placed with that broker. This may or may not be a broker that has provided investment information and research services to the Investment Manager.

     Such investment information may include, among other things: a wide variety of written reports or other data on individual companies and industries; data and reports on general market or economic conditions; information concerning pertinent federal and state legislative and regulatory developments and other developments that could affect the value of actual or potential investments; information about companies in which the Investment Manager has invested or may consider investing; attendance at meetings with corporate management personnel, industry experts, economists, government personnel, and other financial analysts; comparative issuer performance and evaluation and technical measurement services; subscription to publications that provide investment-related information; accounting and tax law interpretations; availability of economic advice; quotation equipment and services; execution measurement services; market-related and survey data concerning the products and services of an issuer and its competitors or concerning a particular industry that are used in reports prepared by the Investment Manager to enhance its ability to analyze an issuer's financial condition and prospects; and other services provided by recognized experts on investment matters of particular interest to the Investment Manager. In addition, the foregoing services may include the use of, or be delivered by, computer systems whose hardware and/or software components may be provided to the Investment Manager as part of the services. In any case in which information and other services can be used for both research and non-research purposes, the Investment Manager makes an appropriate allocation of those uses and pays directly for that portion of the services to be used for non-research purposes.

     Subject to the requirement of seeking the best execution, the Investment Manager may, in circumstances in which two or more brokers are in a position to offer comparable execution, give preference to a broker or dealer that has provided investment information to the Investment Manager. In so doing, the Investment Manager may effect securities transactions which cause the Fund to pay an amount of commission in excess of the amount of commission another broker would have charged. In electing such broker or dealer, the Investment Manager will make a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage services and research and investment information received, viewed in terms of either the specific transaction or the Investment Manager's overall responsibility to the accounts for which the Investment Manager exercises investment discretion. The Investment Manager evaluates all commissions paid in order to ensure that the commissions represent reasonable compensation for the brokerage and research services provided by such brokers. Such investment information as is received from brokers or dealers may be used by the Investment Manager in servicing all of its clients (including the Fund), and the Fund's commissions may be paid to a broker or dealer who supplied research services not used by the Fund. However, the Investment Manager expects that the Fund will benefit overall by such practice because it is receiving the benefit of research services and the execution of such transactions not otherwise available to it without the allocation of transactions based on the recognition of such research services.

     Subject to the requirement of seeking the best execution, the Investment Manager may also place orders with brokerage firms that have sold shares of the Fund. The Investment Manager has made and will make no commitments to place orders with any particular broker or group of brokers. The Company anticipates that a substantial portion of all brokerage commissions will be paid to brokers who supply investment information to the Investment Manager.

     The Investment Manager has no obligation to purchase or sell for the Fund any security that it, or its officers of employees, may purchase or sell for the Investment Manager's or their own accounts or the account of any other client, if in the opinion of the Investment Manager such transaction appears unsuitable, impractical or undesirable for the Fund. Additionally, the Investment Manager does not prohibit any of its officers or employees from purchasing or selling for their own accounts securities that may be recommended to or held by the Investment Manager's client's, subject to the Investment Manager's and the Fund's Code of Ethics.

     The Fund also invests frequently in foreign and/or U.S. securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market or fourth market. When transactions are executed in the over-the-counter market or the third or fourth market, the Investment Manager will seek to deal with the counterparty that the Investment Manager believes can provide the best execution, whether or not that counterparty is the primary market maker for that security.

     During the Fiscal Year ended December 31, 1998, the Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents as follows: ________.


     For the Fiscal Years ended December 31, 1996, 1997 and 1998, the Fund paid total brokerage commissions of $330,226, $761,708 and $1,282,143, respectively. Of the total commissions paid during the fiscal year ended December 31, 1998, $__________ (__%) were paid to firms which provided research, statistical or other services to the Investment Manager. The Investment Manager has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise. [Payments to affiliated brokers]


     As noted below, the Investment Manager is an indirect wholly owned subsidiary of Dresdner Bank AG ("Dresdner"). Dresdner Kleinwort Benson North America LLC ("Dresdner Kleinwort Benson") and other Dresdner subsidiaries may be broker-dealers (collectively, the "Dresdner Affiliates"). The Investment Manager believes that it is in the best interests of the Fund to have the ability to execute brokerage transactions, when appropriate, through the Dresdner Affiliates. Accordingly, the Investment Manager intends to execute brokerage transactions on behalf of the Fund through the Dresdner Affiliates, when appropriate and to the extent consistent with applicable laws and regulations, including federal banking laws.

     In all such cases, the Dresdner Affiliates will act as agent for the Fund, and the Investment Manager will not enter into any transaction on behalf of the Fund in which a Dresdner Affiliate is acting as principal for its own account. In connection with such agency transactions, the Dresdner Affiliates will receive compensation in the form of brokerage commissions separate from the Investment Manager's management fee. The Investment Manager's policy is that such commissions must be reasonable and fair when compared to the commissions received by other brokers in connection with comparable transactions involving similar securities and that the commissions paid to a Dresdner Affiliate must be no higher than the commissions paid to that broker by any other similar customer of that broker who receives brokerage and research services that are similar in scope and quality to those received by the Fund.

     The Investment Manager performs investment management and advisory services for various clients, including other registered investment companies, and pension, profit-sharing and other employee benefit plans, as well as individuals. In many cases, portfolio transactions for the Fund may be executed in an aggregated transaction as part of concurrent authorizations to purchase or sell the same security for numerous accounts served by the Investment Manager, some of which accounts may have investment objectives similar to those of the Fund. The objective of aggregated transactions is to obtain favorable execution and/or lower brokerage commissions, although there is no certainty that such objective will be achieved. Although executing portfolio transactions in an aggregated transaction potentially could be either advantageous or disadvantageous to any one or more particular accounts, aggregated transactions in which the Fund participates will be effected only when the Investment Manager believes that to do so will be in the best interest of the Fund, and the Investment Manager is not obligated to aggregate orders into larger transactions. These orders generally will be averaged as to price. When such aggregated transactions occur, the objective will be to allocate the executions in a manner which is deemed fair and equitable to each of the accounts involved over time. In making such allocation decisions, the Investment Manager will use its business judgment and will consider, among other things, any or all of the following: each client's investment objectives, guidelines, and restrictions, the size of each client's order, the amount of investment funds available in each client's account, the amount already committed by each client to that or similar investments, and the structure of each client's portfolio.

DIRECTORS AND OFFICERS

     The names and addresses of the Directors and officers of the Companies and their principal occupations and certain other affiliations during the past five years are given below. Unless otherwise specified, the address of each of the following persons is Four Embarcadero Center, San Francisco, California 94111.

     ROBERT J. BIRNBAUM (71), DIRECTOR. Director, Chicago Board Options Exchange (since 1998); Director, Chicago Mercantile Exchange (1990 to 1998); Trustee, Liberty All-Star Growth Fund, Inc. (since 1995); Trustee, Colonial Funds (since 1995); Trustee, Liberty All-Star Equity Fund, Inc. (since 1994); Special Counsel, Dechert Price & Rhoads (law firm) (1988 to 1993); President and Chief Operating Officer, New York Stock Exchange, Inc. (1985 to 1988); President and Chief Operating Officer, American Stock Exchange, Inc. (1977 to
1985).

     CARROLL BROWN (70), DIRECTOR. President, The American Council on Germany (since 1988); Executive Director, John J. McCloy Fund (since 1988); Foreign Service Officer, United States Department of State with service in Yugoslavia, Poland, Austria, and Germany (1957 to 1988); U.S. Consul General, Dusseldorf and Munich; Deputy Assistant Secretary of State, U.S. State Department (1986 and
1987).

     THEODORE J. COBURN (44), DIRECTOR. Partner, Brown, Coburn & Co., a consulting firm (since 1991); education associate at Harvard University Graduate School of Education (since 1996); Director, Nicholas-Applegate Fund, Inc. (since
1987); Trustee, Nicholas-Applegate Mutual Funds (since 1992); Director, Measurement Specialties, Inc. (since 1995); Director, Moovies, Inc. (since
1995); Senior Vice President, Prudential Securities Inc. (1986 to 1991); Managing Director of the Global Equity Transactions Group and a member of the Board of Directors, Prudential Securities (1986 to 1991); Managing Director, Merrill Lynch Capital Markets (1983 to 1986).

     JAMES E. DOWD (75), DIRECTOR.  Attorney/Consultant (since 1982);
Director, Trustee or Managing General Partner of various registered investment companies managed by Federated Investors (since 1982); President, Boston Stock Exchange (1969t to
1982); Member of Panel of Arbitrators, New York Stock Exchange, Inc. (since
1986); Member of Panel of Arbitrators, National Association of Securities Dealers, Inc. (since 1984).

     SIEGFRIED A. KESSLER (80), DIRECTOR. Retired; Chairman. Carl Zeiss Inc. (New York) (1981 to 1982) and President (1965 to 1981) (sale, distribution and service of scientific instruments and optical products) (1965 to 1985).

     ALFRED FIORE (60), DIRECTOR. General Manager, Hirschfeld, Stern, Moyer & Ross, Inc. (employee benefit consulting firm) (since 1988); Consultant, Lois/U.S.A. (creative advertising agency) (1987 to 1988); Executive Vice President and Chief Financial Officer, Parlux Fragrances, Inc. (1987); Executive Vice President and Chief Financial Officer, Concord Assets Group, Inc. (real estate manager) (1986); President and Chief Operating Officer, Amerigroup Financial Services, Inc. (financial services) (1984 to 1986); Partner, KPMG Peat Marwick, LLP (1973 to 1984).

     GOTTFRIED W. PERBIX (68), DIRECTOR. President, Perbix International, Inc. (management consulting) (1980 to 1994); Director, American Profol Inc. (plastic film manufacturers) (since 1993); Sole Proprietor, Perbix Associates (executive search) (since 1978)

     JACOB SALIBA (84), DIRECTOR.  Director (since 1994), Chairman (1988 to
1994) and Chief Executive Officer (1988 to 1993), Katy Industries, Inc. (diversified manufacturing and oil and related services); President and Chief Operating Officer, Katy Industries, Inc. (1968 to 1987); Director, CEGF Compagnie des Entrepots et Gares Frigorifques (cold storage warehouses) (since 1989); Director, Schon & Cie AG (manufacturer of machinery) (since
1990); Director, Sahlman Seafoods (shrimp fishing and shrimp aquaculture) (since 1998); Director, Syratech Corp. (manufacturer of household furnishings) (1992 to 1998).

Fund Officers - To be elected


     The Fund pays each of its Directors who is not an interested person of the Fund, as defined in the 1940 Act, an annual fee of $7,500, plus $750 for each Board of Directors meeting attended. During the fiscal year ended December 31, 1998, all such Directors as a group received from the Fund aggregate fees amounting to $199,875. In addition, the Fund reimburses Directors not affiliated with Dresdner RCM for travel and out-of-pocket expenses incurred in connection with meetings of the Board. Commencing January 1, 1999, the Fund pays each of its Directors who is not an interested person of the Fund, as defined in the 1940 Act, an annual fee of $9,000, plus $1,500 for each Board of Directors meeting attended.


          The following table sets forth for each Director receiving compensation from the Fund the amount of such compensation paid by the Fund during the fiscal year ended December 31, 1998.

  NAME OF PERSON,                AGGREGATE         PENSION OR RETIREMENT     ESTIMATED ANNUAL   TOTAL COMPENSATION FROM
  POSITION                   COMPENSATION FROM     BENEFITS ACCRUED AS         BENEFITS UPON     FUND AND FUND COMPLEX
                                   FUND            PART OF FUND EXPENSES        RETIREMENT        PAID TO DIRECTORS
   Robert J. Birnbaum            $ 39,000                  N/A                     __                   $ 39,000
   Carroll Brown                   16,875                  N/A                     __                     16,875
   Theodore J. Coburn              39,000                  N/A                     __                     39,000
   James E. Dowd                   21,000                  N/A                     __                     21,000
   Alfred W. Fiore                 21,000                  N/A                     __                     21,000
   Siegfried A. Kessler            21,000                  N/A                     __                     21,000
   Gottfried W. Perbix             21,000                  N/A                     __                     21,000
   Jacob Saliba                    21,000                  N/A                     __                     21,000
      TOTAL                      $199,875                                                               $199,875





     During the fiscal year ended December 31, 1997, the Board of Directors met five times and during the fiscal year ending December 31, 1998, the Board of Directors met eleven times. Each Director attended at least 75% of the total number of meetings of the Board and each Committee of the Board of which he was a member held during the period in which he served.

     The Board of Directors has an Audit Committee presently composed of Messrs. Perbix, Dowd, and Kessler, none of whom is an interested person of the Fund (as defined in the 1940 Act). The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee held two meetings during the fiscal year ended December 31, 1997 and two meetings during the fiscal year ending December 31, 1998. Members of the Audit Committee do not receive any additional compensation from the Fund.

     In 1998, the Board of Directors established an ad hoc Strategic Planning and Communications Committee, composed of Messrs. Birnbaum, Coburn, and Fiore, none of whom is an interested person of the Fund (as defined in the 1940 Act), to communicate with stockholders on behalf of the full Board of Directors and to consider various strategic options for the future of the Fund, including, whether the Fund should convert from a closed-end investment company to an open-end investment company. Strategic Planning and Communications Committee members received $1,500 per meeting in 1998. There were 14 such meetings in 1998.

     The Board of Directors has no compensation committee, or other committee performing similar a function. Uopn conversion of the Fund to an open-end structure, a Nominating Committee was established, which will consist of the Directors who are not interested persons of the Fund (as defined in the 1940
Act).

     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of March 31, 1999, the Directors and Officers of the Company, as a group, owned beneficially and of record less than 1% of the outstanding shares of the Fund.


     As of March 31, 1999, there were 14,008,334 shares of the Fund outstanding. On that date the following were known to the Company to own of record more than 5% of the Fund's capital stock:



Name and Address of                                              % of Shares
Beneficial Owner                          Shares Held            Outstanding
Lazard Freres & Co. LLC                    1,286,600                  9.18%
30 Rockefeller Plaza
New York, NY 10020

Deep Discount Advisors, Inc.               1,240,800                  8.8%
One West Park Square
Ste. 77
Asheville, NC 28801

Ron Olin Investment Management Company       890,350                  6.4%
One West Park Square
Ste. 77
Asheville, NC 28801

Bankgesellschaft Berlin AG                 2,932,600                 20.9%
Alexanderplatz 2
Berlin Germany 10178


THE INVESTMENT MANAGER

     The Board of Directors the Company has overall responsibility for the operation of the Fund. Pursuant to such responsibility, the Board of Directors has approved various contracts for designated financial organizations to provide, among other things, day to day management services required by the Fund. The Company has retained as the Fund's Investment Manager, Dresdner RCM Global Investors LLC, a Delaware limited liability company with principal offices at Four Embarcadero Center, San Francisco, California 94111. The Investment Manager is actively engaged in providing investment supervisory services to institutional and individual clients. The Investment Manager was established in December of 1998 and is the successor to the business of its holding company, Dresdner RCM Global Investors US Holdings LLC. The Investment Manager was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then.

     The Investment Manager is an indirect wholly owned subsidiary of Dresdner Bank, an international banking organization with principal executive offices located at Gallunsanlage 7, 60041 Frankfurt, Germany. With total consolidated assets as of December 31, 1998, of DM ___ billion ($___ billion), and approximately 1,600 offices and 45,000 employees in over 60 countries around the world, Dresdner is one of Germany's largest banks. Dresdner provides a full range of banking services including, traditional lending activities, mortgages, securities, project finance and leasing, to private customers and financial and institutional clients. In the United States, Dresdner maintains branches in New York and Chicago and an agency in Los Angeles. As of the date of this SAI, the nine members of the Board of Managers of the Investment Manager are William L. Price (Chairman), Gerhard Eberstadt, George N. Fugelsang, Joachim Madler,
Susan C. Gause, Luke D. Knecht, Jeffrey S. Rudsten, William S. Stack, and Kenneth B. Weeman, Jr.

     Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, prohibit certain banking entities, such as Dresdner, from sponsoring, organizing, controlling or distributing the shares of a registered investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities. However, banks and their affiliates generally can act as advisers to investment companies and can purchase shares of investment companies as agent for and upon the order of customers. The Investment Manager believes that it may perform the services contemplated by its investment management agreements with the Company without violating these banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could prevent the Investment Manager from continuing to perform investment management services for the Company.

     The Investment Manager is also the investment manager for Dresdner RCM International Growth Equity Fund, Dresdner RCM Growth Equity Fund and Dresdner RCM Small Cap Fund, each a series of Dresdner RCM Capital Funds, Inc.; Dresdner RCM Large Cap Growth Fund, Dresdner RCM Global Small Cap Fund, Dresdner RCM Global Technology Fund, Dresdner RCM Global Health Care Fund, Dresdner RCM Biotechnology Fund, Dresdner RCM Emerging Markets Fund, Dresdner RCM Tax Managed Growth Fund; Dresdner RCM Global Equity Fund and Dresdner RCM Strategic Income Fund, each a series of Dresdner RCM Global Funds, Inc.; RCM Strategic Global Government Fund, Inc., and Bergstrom Capital Corporation, each a closed-end management investment company. The Fund's Management Agreement may be renewed from year-to-year after its initial term, provided that any such renewals have been specifically approved at least annually by
(i) the vote of a majority of the Company's Board of Directors, including a majority of the Directors who are not parties to the Management Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval, or
(ii) the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund and the vote of a majority of the Directors who are not parties to the contract or interested persons of any such party.

     The Fund has, under its Management Agreement, assumed the obligation for payment of all of its ordinary operating expenses, including: (a) brokerage and commission expenses, (b) federal, state, or local taxes incurred by, or levied on, the Fund, (c) interest charges on borrowings, (d) charges and expenses of the Fund's custodian, (e) investment advisory fees (including fees payable to the Investment Manager under the Management Agreement), (f) fees pursuant to the Fund's Rule 12b-1 plan, (g) legal and audit fees, (h) SEC and "Blue Sky" registration expenses, and (i) compensation, if any, paid to officers and employees of the Company who are not employees of the Investment Manager (see DIRECTORS AND OFFICERS). The Investment Manager is responsible for all of its own expenses in providing services to the Fund. Expenses attributable to the Fund are charged against the assets of the Fund.

     To limit the total expenses of the Fund, the Investment Manager has agreed to waive its fees and to pay the Fund on a quarterly basis the amount, if any, by which the ordinary operating expenses of the Fund attributable to the Fund for the quarter (except taxes, interest, and extraordinary expenses) exceed an expense ratio of 1.60% on an annual basis for at least the first three years of operation following the conversion of the Fund to open-end status. The Fund will reimburse the Investment Manager for deferred fees or other expenses paid by the Investment Manager pursuant to the Investment Management Agreement in later years in which operating expenses are otherwise, and as a result of such reimbursement would be, less than such expense limitation. Accordingly, until all such amounts are reimbursed, the fund's expenses will be higher, and its total return will be lower, than would otherwise have been the case. No interest, carrying, or finance charge will be paid by the Fund with respect to any amounts representing deferred fees or other expenses paid by the Investment Manager. In addition, the fund will not be required to repay any unreimbursed amounts to the Investment Manager upon termination of the Management Agreement.

     The Fund's Management Agreement provides that the Investment Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Investment Manager's reckless disregard of its duties and obligations under the Management Agreement. The Company has agreed to indemnify the Investment Manager out of the assets of the Fund, against liabilities, costs and expenses that the Investment Manager may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Manager in connection with the performance of its duties or obligations under the Management Agreement with respect to the Fund or otherwise as investment manager of the Fund. The Investment Manager is not entitled to indemnification with respect to any liability to the Fund or its stockholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations under the Management Agreement.

     The Management Agreement is terminable without penalty on 60 days' written notice by a vote of the majority of the outstanding voting securities of the Fund by a vote of the majority of the Company's Board of Directors, or by the Investment Manager on 60 days' written notice and will automatically terminate in the event of its assignment (as defined in the 1940 Act).

THE DISTRIBUTOR

     Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109 (the "Distributor") serves as Distributor to the Fund. The Distributor has provided mutual fund distribution services since 1976, and is a subsidiary of Boston Institutional Group, Inc., which provides distribution and other related services with respect to investment products.

DISTRIBUTION AGREEMENT

     Pursuant to a Distribution Agreement with the Company, the Distributor has agreed to use its best efforts to effect sales of shares of the Fund, but is not obligated to sell any specified number of shares. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Fund's Management

Agreement discussed above. Pursuant to the Distribution Agreement, the Company has agreed to indemnify the Distributor out of the assets of the Fund to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933 arising in connection with the Distributor's activities on behalf of the Company.

     The Company also has an agreement with the Investment Manager and the Distributor pursuant to which the Distributor has agreed to provide: regulatory, compliance and related technical services to the Company; services with regard to advertising, marketing and promotional activities; and officers to the Company. The Investment Manager is required to reimburse the Company for any fees and expenses of the Distributor pursuant to the Agreement.


DISTRIBUTION PLAN

     The Company, on behalf of its Dresdner RCM Europe Fund Class N shares, has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays the Distributor an annual fee of up to 0.25% of the average daily net assets of its Class N shares as reimbursement for certain expenses actually incurred by the Distributor in connection with providing distribution and shareholder support services to such shares. Class I shares are not subject to 12b-1 fees. The Distributor is reimbursed for: (a) expenses incurred in connection with advertising and marketing the N Class of shares of the Fund, including but not limited to any advertising by radio, television, newspapers, magazines, brochures, sales literature, telemarketing or direct mail solicitations; (b) periodic payments of fees or commissions for distribution assistance made to one or more securities brokers, dealers or other industry professionals such as investment advisers, accountants, estate planning firms and the Distributor itself in respect of the average daily value of Class N shares owned by clients of such service organizations, and (c) expenses incurred in preparing, printing and distributing the Fund's prospectus and statement of additional information.

     If in any year Funds Distributor is due more from the Fund for such services than is immediately payable because of the expense limitation under the Plan, the unpaid amount is carried forward from while the Plan is in effect until such later year as it may be paid. There is no limit on the periods during which unreimbursed expenses may be carried forward, although the Fund is not obligated to repay any outstanding unreimbursed expenses that may exist if the Plan is terminated or not continued. No interest, carrying, or finance charge will be imposed on any amounts carried forward.

     The Plan continues in effect from year to year with respect to the Fund, provided that each such continuance is approved at least annually by a vote of the Board of Directors of the Company, including a majority vote of the Directors who are not "interested persons" of the Company within the meaning of the 1940 Act and have no direct or indirect financial interest in the Plan or in any agreement related to the Plan, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to the Fund at any time, without penalty, by the vote of a majority of the outstanding Class N shares of the Fund or of the Board of Directors in the manner described above. The Plan may not be amended to increase materially the amounts to be paid by the Fund for the services described therein without approval by the shareholders of the Fund, and all material amendments are required to be approved by the Board of Directors of the respective Company in the manner described above. The Plan will automatically terminate in the event of its assignment.

     The Distributor may pay broker-dealers and others, out of the fees it receives under the Plan, quarterly trail commissions of up to 0.25%, on an annual basis, of the average daily net assets attributable to the N class of shares of the Fund held in the accounts of their customers.

     Pursuant to the Plan, the Board of Directors of each Company will review at least quarterly a written report of the distribution expenses incurred on behalf of shares of the N Class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Directors of each Company who are not "interested persons" of the Company within the meaning of the 1940 Act will be committed to the Directors who are not interested persons of the Company.

NET ASSET VALUE

     For purposes of the computation of the net asset value of each share of the Fund, equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of regular trading on the day the securities are being valued, unless the Board of Directors or a duly constituted committee of the Board determines that such price does not reflect the fair value of the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Investment Manager to be the primary market for the securities. If there has been no sale on such day, the security will be valued at the closing bid price on such day. If no bid price is quoted on such day, then the security will be valued by such method as a duly constituted committee of the Board of Directors determines in good faith to reflect its fair value. Readily marketable securities traded only in the over-the-counter market that are not listed on the NASDAQ Stock Market or a similar foreign reporting service will be valued at the mean bid price, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair value. Other portfolio securities held by the Fund will be valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available such securities will be valued by whatever means a duly constituted committee of the Board of Directors deems appropriate to reflect their fair value.

     Futures contracts and related options are valued at their last sale or settlement price as of the close of the exchange on which they are traded or, if no sales are reported, at the mean between the last reported bid and asked prices. All other assets of the Fund will be valued in such manner as a duly constituted committee of the Board of Directors in good faith deems appropriate to reflect their fair value.

     Trading in securities on foreign exchanges and over-the-counter markets is normally completed at times other than the close of regular trading on the New York Stock Exchange. In addition, foreign securities and commodities trading may not take place on all business days in New York, and may occur in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Directors determines that a particular event would materially affect net asset value, in which case an adjustment will be made.

     Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of net asset value into U.S. dollars at the spot exchange rates at 12:00 p.m. Eastern time or at such other rates as the Investment Manager may determine to be appropriate in computing net asset value.

     Debt obligations with maturities of 60 days or less are valued at amortized cost. The Company may use a pricing service approved by the Board of Directors to value other debt obligations. Prices provided by such a service represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual rating characteristics, indications of value from dealers, and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of such services are reviewed periodically by the officers of the Investment Manager under the general supervision of the Board of Directors. Short-term investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided such valuations equal fair market value.

PURCHASE AND REDEMPTION OF SHARES

     The price paid for purchase and redemption of shares of the Fund is based on the net asset value per share, which is normally calculated once daily at the close of regular trading (normally 4:00 P.M. Eastern time) on the New York Stock Exchange on each day that the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays:
New Year's Day, President's Day, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The offering price is effective for orders received by Boston Financial Data Services ("BFDS") prior to the time of determination of net asset value. Dealers are responsible for promptly transmitting purchase orders to BFDS. The Company reserves the right in its sole discretion to suspend the continued offering of its Fund's shares and to reject purchase orders in whole or in part when such rejection is in the best interests of the Fund and its respective stockholders.

REDEMPTION OF SHARES

     Payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. Under such circumstances, payment of the redemption price could be made either in cash or in portfolio securities taken at their value used in determining the redemption price (and, to the extent practicable, representing a pro rata portion of each of the portfolio securities held by the Fund), or partly in cash and partly in portfolio securities. Payment for shares redeemed also may be made wholly or partly in the form of a pro rata portion of each of the portfolio securities held by the Fund at the request of the redeeming stockholder, if the Company believes that honoring such request is in the best interests of such series. If payment for shares redeemed were to be made wholly or partly in portfolio securities, brokerage costs would be incurred by the stockholder in converting the securities to cash.


DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     Each income dividend and capital gain distribution, if any, declared by the Fund will be paid in full and fractional shares based on the net asset value as determined on the payment date for such distribution, unless the stockholder or his or her duly authorized agent has elected to receive all such payments or the dividend or other distribution portion thereof in cash. Changes in the manner in which dividend and other distribution payments are paid may be requested by the stockholder or his or her duly authorized agent at any time through written notice to the Company and will be effective as to any subsequent payment if such notice is received by the Company prior to the record date used for determining the stockholders entitled to such payment. Any distribution election will remain in effect until the Company is notified by the stockholder in writing to the contrary.

REGULATED INVESTMENT COMPANY

     The Fund has qualified and intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Code. The Fund is treated as a separate corporation for tax purposes and thus the provisions of the Code generally applicable to regulated investment companies are applied separately to the Fund. In addition, net capital gains (the excess of net long-term capital gain over net short-term capital loss), net investment income, and operating expenses are determined separately for the Fund. By complying with the applicable provisions of the Code, the Fund will not be subject to federal income tax with respect to net investment income and net realized capital gains distributed to its stockholders.

     To qualify as a regulated investment company under Subchapter M, generally the Fund must: (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies and certain other income (including gains from certain options, futures and forward contracts), ("Income Requirement"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

     In any taxable year in which the Fund so qualifies and distributes at least 90% of the sum of its investment company taxable income (consisting of net investment income, the excess of net short-term capital gains over net long-term capital losses and net gains from certain foreign currency transactions) and its net tax-exempt interest income (if any) ("Distribution Requirement"), it will be taxed only on that portion, if any, of such investment company taxable income and any net capital gain that it retains. The Fund expects to so distribute all of such income and gains on an annual basis and thus will generally avoid any such taxation.

     Even if the Fund qualifies as a "regulated investment company," it may be subject to a federal excise tax unless it meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% ("Excise Tax") is imposed on the excess of a regulated investment company's "required distribution" for a calendar year ending within the regulated investment company's taxable year over the "distributed amount" for that calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income and net gains from certain foreign currency transactions) for the calendar year, (ii) 98% of capital gain net income (generally both long-term and short-term capital gain) for the one-year period ending on October 31 (as though that period were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the Fund pays income tax for the year. The Fund intends to meet these distribution requirements to avoid Excise Tax liability.

     Stockholders who are subject to federal or state income or franchise taxes will be required to pay taxes on dividend and capital gain distributions they receive from the Fund whether paid in additional shares of the Fund or in cash. To the extent that dividends received by the Fund would qualify for the 70% dividends-received deduction available to corporations, the Fund must designate in a written notice to stockholders, within 60 days after the close of the Fund's taxable year, the amount of the Fund's dividends that would be eligible for this treatment. In order to qualify for the dividends-received deduction with respect to a dividend paid on Fund shares, a corporate stockholder must hold the Fund shares for at least 45 days during the 90 day period that begins 45 days before the shares become ex-dividend with respect to the dividend. Stockholders, such as qualified employee benefit plans, which are exempt from federal and state taxation generally would not have to pay income tax on dividend or capital gain distributions. Prospective tax-exempt investors should consult their own tax advisers with respect to the tax consequences of an investment in the Fund under federal, state, and local tax laws.

WITHHOLDING

     Dividends paid by the Fund to a stockholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign stockholder") generally will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply, however, if a dividend paid by the Fund to a foreign stockholder is "effectively connected" with the conduct of a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net capital gain to foreign stockholders who are neither U.S. resident aliens nor engaged in a U.S. trade or business generally are not subject to withholding or U.S. federal income tax.

FOREIGN CURRENCY, OPTIONS, FUTURES AND FORWARD CONTRACTS

     Gains from the sale or other disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts derived by the Fund with respect to its business of investing in securities of foreign currencies, will qualify as permissible income under the Income Requirement.

SECTION 1256 CONTRACTS

     Many of the options, futures contracts and forward contracts entered into by the Fund are "Section 1256 contracts." Any gains or losses realized on
Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses, although certain foreign currency gains and losses from such contracts may be treated as ordinary income in character. Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the Excise Tax, on October 31 or such other dates as prescribed under the Code), other than Section 1256 contracts that are part of a "mixed straddle" with respect to which the Fund has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. The 60% portion of gains on Section 1256 contracts that is treated as long-term capital gain will qualify for the reduced maximum tax rates on net capital gain -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 12 months.

STRADDLE RULES

     Generally, the hedging transactions and other transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the amount, character and timing of recognition of gains or losses realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle position may be deferred under the straddle rules, rather than being taken into account for the taxable year in which these losses are realized. Because limited regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions and options, futures and forward contracts to the Fund are not entirely clear.

     Hedging transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to stockholders. The Fund may make one or more elections available under the Code which are applicable to straddle positions. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to elections made. The rules applicable under certain elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Fund that did not engage in such hedging transactions.

SECTION 988 GAINS AND LOSSES

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in foreign currency and on the disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuation in the value of foreign currency between the date of acquisition of the debt security, contract or option and the date of disposition thereof are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as

"Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to stockholders as ordinary income.

FOREIGN TAXES

     The Fund may be required to pay withholding and other taxes imposed by foreign countries which would reduce the Fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's stockholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, stockholders generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) their pro rata shares of the foreign income taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) their pro rata shares of foreign taxes in computing their taxable income or to use such amount (subject to limitations) as a foreign tax credit against their U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a stockholder who does not itemize deductions. Each stockholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will be "passed-through" for that year.

     The foregoing is a general abbreviated summary of present U.S. federal income tax laws applicable to the Fund, their stockholders and dividend and capital gain distributions by the Fund. Stockholders are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state, and local tax laws and regulations applicable to dividends and other distributions received from the Fund.


INVESTMENT RESULTS

     Average annual total return ("T") of the Fund is calculated as follows: an initial hypothetical investment of $1,000 ("P") is divided by the net asset value of shares of the Fund as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividend and capital gain distributions by the Fund are paid at net asset value on the payment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through distributions is multiplied by the net asset value per share of the Fund as of the end of the period ("n") to determine ending redeemable value ("ERV"). The ending value divided by the initial investment converted to a percentage equals total return. The formula thus used, as required by the SEC, is:

                                n
                          P(1+T) = ERV

     The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividend and capital gain distributions and changes in share price during the period.

     This formula reflects the following assumptions: (i) all share sales at net asset value, without a sales load reduction from the $1,000 initial investment; (ii) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board of Directors; and
(iii) complete redemption at the end of any period illustrated. Total return may be calculated for one year, five years, ten years, and for other periods, and will typically be updated on a quarterly basis. The average annual compound rate of return over various periods may also be computed by using ending values as determined above.

     In addition, in order to more completely represent the Fund's performance or more accurately compare such performance to other measures of investment return, the Fund also may include in advertisements and stockholder reports other total return performance data based on time-weighted, monthly-linked total returns computed on the percentage change of the month end net asset value of the Fund after allowing for the effect of any cash additions and withdrawals recorded during the month. Returns may be quoted for the same or different periods as those for which average total return is quoted. The Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, and operating expenses, so that any investment results reported should not be considered representative of what an investment in the Fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. Results also should be considered relative to the risks associated with the Fund's investment objective and policies.

     The Fund may from time to time compare its investment results with the following:

     1. The DAX 100 Index, an unmanaged index which is commonly used as a performance comparison for funds that invest primarily in Germany and which measures the total rate of return of the 100 most highly capitalized stocks traded on the Frankfurt Stock Exchange.
     2. The MDAX Index, a total rate of return index of 70 medium sized German companies.
     3. The Morgan Stanley Capital International Europe Index which measures the total rate of return of nearly 600 stocks from 15 developed European countries.
     4. Data and mutual fund rankings published or prepared by Lipper Analytical Services, Inc. and Morningstar, which rank mutual funds by overall performance, investment objectives, and assets.


GENERAL INFORMATION

     The Company was organized as a closed-end management investment company incorporated under the laws of the State of Maryland on February 2, 1990. On December 4, 1998, the Board of Directors, including the Directors who are not interested persons of the Fund (as defined in the 1940 Act), approved the final plan for the conversion of the Fund to an open-end investment company. At the Company's Annual Meeting on January 26, 1999, the Company's stockholders approved, among other things, (a) changing the Fund's investment strategy from a predominately German investment portfolio to a broader European investment portfolio, (b) changing the Fund's name to Dresdner RCM Europe Fund, (c) changing the Fund from a closed-end investment company to an open-end investment company, (d) modifying and eliminating certain fundamental investment restrictions of the Fund, (e) the Investment Management Agreement between the Fund and the Investment Manager, and (f) the Rule 12b-1 Distribution Plan of the Fund. The Fund converted to an open-end investment company on [May 3], 1999.

     The Board of Directors has authority to issue an unlimited number of shares of separate series and classes. The Fund is currently the only series of the Company. Upon conversion to an open-end fund, the Fund commenced offering two classes of stock: Class N and Class I, as described in the Prospectus. Outstanding shares of the Fund on the date of conversion were automatically redesignated Class N shares.

DESCRIPTION OF CAPITAL SHARES

     Stockholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Unless otherwise provided by law or its Articles of Incorporation or Bylaws, each Company generally may take or authorize any extraordinary action upon the favorable vote of the holders of more than 50% of the outstanding shares of the Company or may take or authorize any routine action upon approval of a majority of the votes cast.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding voting securities, as defined in the 1940 Act, of the series or class of the Company affected by the matter. Under Rule 18f-2, a series or class is presumed to be affected by a matter, unless the interests of each series or class in the matter are identical or the matter does not affect any interest of such series or class. Under Rule 18f-2 the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of its outstanding voting securities, as defined in the 1940 Act. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by the stockholders of the Company voting without regard to Fund.

     Each share of each Class of the Fund represents an equal proportional interest in the Fund with each other share of the same Class and is entitled to such dividends and distributions out of the income earned on the assets allocable to the Class as are declared in the discretion of the Board of Directors. In the event of the liquidation or dissolution of either Company, stockholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution, in such manner and on such general basis as the Board of Directors may determine.

Stockholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and nonassessable by the Company.


ADDITIONAL INFORMATION

COUNSEL

     Certain legal matters in connection with the capital shares offered by the Prospectus have been passed upon for the Fund by _____________________. The validity of the capital stock offered by the Fund has been passed upon by ______________. Paul, Hastings, Janofsky & Walker LLP has acted and will continue to act as counsel to the Investment Manager in various matters.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, One Post Office Square, Boston, Massachusetts 02109, have been appointed as independent auditors for the Company.

FINANCIAL STATEMENTS

     Incorporated by reference herein are the financial statements of the Fund contained in the Fund's Annual Reports to Shareholders for the year ended December 31, 1998, including the Report of Independent Accountants, dated _______________, the Statement of Investments in Securities and Net Assets, the Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, and the related Notes to Financial Statements. Copies of the Fund's Annual and Semi-Annual Reports to Shareholders will be available, upon request, by calling (800) 726-7240, or by writing to Four Embarcadero Center, San Francisco, California 94111.

REGISTRATION STATEMENT

     The Fund's Prospectus and this SAI do not contain all of the information set forth in the Company's registration statement and related forms as filed with the SEC, certain portions of which are omitted in accordance with rules and regulations of the SEC. The registration statement and related forms may be inspected at the Public Reference Room of the SEC at Room 1024, 450 5th Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the SEC at prescribed rates. It is also available on the SEC's Internet Web site at http://www.sec.gov. Statements contained in the Prospectus or this SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to each Company's registration statement, each such statement being qualified in all respects by such reference.

                                       PART C

                                 OTHER INFORMATION
ITEM 23.  EXHIBITS.

     (a) Form of Amended and Restated Articles of Incorporation of Registrant is incorporated herein by reference to Exhibit 23(a) of the Registration Statement previously filed on February 19, 1999.

     (b)  Form of By-laws of Registrant is filed herein as Exhibit 23(b).

     (c) (1) Form of certificate for Class N shares of capital stock ($0.001 par value) of Registrant is incorporated herein by reference to
          Exhibit 23(c)(1) of the Registration Statement previously filed on February 19, 1999.

          (2) Form of certificate for Class I shares of capital stock ($0.001 par value) of Registrant is incorporated herein by reference to
          Exhibit 23(c)(2) of the Registration Statement previously filed on February 19, 1999.

     (d) Form of Investment Management Agreement between Dresdner RCM Global Investors LLC and Registrant on behalf of the Dresdner RCM Europe Fund is incorporated herein by reference to Exhibit 23(d) of the Registration Statement previously filed on February 19, 1999.

     (e) Form of Distribution Agreement between Registrant and Funds Distributor Inc. is incorporated herein by reference to Exhibit 23(e) of the Registration Statement previously filed on February 19, 1999.

     (f)  None

     (g)  To be filed by subsequent amendment.

     (h) (1) Form of Service Agreement among Dresdner RCM Global Investors LLC, Registrant, and Funds Distributor, Inc. is incorporated herein by reference to Exhibit 23(h)(1) of the Registration Statement previously filed on February 19, 1999.

          (2) Form of Transfer Agency Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 23(h)(2) of the Registration Statement previously filed on February 19, 1999.



     (i)  To be filed by subsequent amendment.

     (j) (1) Power of Attorney dated February 12, 1999 is incorporated herein by reference to Exhibit 23(j) of the Registration Statement previously filed on February 19, 1999.

          (2) Consent of PricewaterhouseCoopers LLP to be filed by subsequent amendment.


     (k)  Not applicable.

     (l)  Not applicable.

     (m)  To be filed by subsequent amendment.

     (n) Financial Data Schedules for the fiscal year ended December 31, 1998 are filed herein as Exhibit 23(n).

     (o) Form of Multiple Class of Shares Plan of Registrant pursuant to Rule 18f-3, on behalf of Dresdner RCM Europe Fund Inc. is filed herein as
          Exhibit 23(o).

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     None

ITEM 25.  INDEMNIFICATION.

          Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify directors and officers of the corporation under various circumstances as provided in such statute. A director or officer who has been successful on the merits or otherwise, in the defense of any proceeding, must be indemnified against reasonable expenses incurred by such person in connection with the proceeding. Reasonable expenses may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, after a determination that the facts then known to those making the determination would not preclude indemnification under the statute, and following receipt by the corporation of a written affirmation by the person that his or her standard of conduct necessary for indemnification has been met and upon delivery of a written undertaking by or on behalf of the person to repay the amount advanced if it is ultimately determined that the standard of conduct has not been met.

          Article VI of the Bylaws of Registrant contains indemnification provisions conforming to the above statute and to the provisions of Section 17 of the Investment Company Act of 1940, as amended.

          The Registrant and the directors and officers of Registrant obtained coverage under an Errors and Omissions insurance policy. The terms and conditions of the policy coverage conforms generally to the standard coverage available throughout the investment company industry. The coverage also applies to Registrant's investment manager and its members and employees.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the provisions of Maryland law and Registrant's Articles of Incorporation and Bylaws, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

          Registrant's investment manager, Dresdner RCM Global Investors LLC, is a Delaware limited liability company, whose two members are Dresdner Bank AG ("Dresdner") and Dresdner Kleinwort Benson North America, Inc. ("Dresdner Kleinwort Benson"). Dresdner is an international banking organization whose principal executive offices are located at Gallunsanlage 7, 60041 Frankfurt am Main, Frankfurt, Germany. Dresdner Kleinwort Benson is an indirect wholly owned subsidiary of Dresdner whose principal executive offices are located at 75 Wall Street, New York, New York 10005.
     The individuals who sit on the Board of Managers of Dresdner RCM have held the following director or officer positions within the past two fiscal years:


              NAME OF THE OFFICER                   BUSINESS AFFILIATIONS                         ADDRESS
           OR MEMBER OF THE BOARD OF
                   MANAGERS
 Gerhard Eberstadt                             Dresdner Bank AG                              Jurgen-Ponto-Platz  1
                                               (May 1998 - present)                          D-60301
                                                                                             Frankfurt am Main
                                                                                             Germany

                                               Chairman, Dresdner Kleinwort                  75 Wall Street
                                               Benson North America, Inc.                    New York, NY  10005
                                               (September 1996 - present)

                                               Director, KBIMA (December                     75 Wall Street
                                               1997 - present)                               New York,  NY  10005

              NAME OF THE OFFICER                   BUSINESS AFFILIATIONS                         ADDRESS
           OR MEMBER OF THE BOARD OF
                   MANAGERS
 George N. Fugelsang                           President, Chief Executive                    75 Wall Street
                                               Officer, Chairman, Dresdner                   New York NY  10005
                                               Kleinwort Benson North
                                               America LLC  (February 1994 -
                                               present)

                                               Director, Dresdner Kleinwort                  75 Wall Street
                                               Benson North America Services                 New York,  NY  10005
                                               LLC  (September 1996 -
                                               present); Director, KBIMA
                                               (December 1997 - present)

                                               Director, KBIMA (December                     75 Wall Street
                                               1997 - present)                               New York, NY  10005

              NAME OF THE OFFICER                   BUSINESS AFFILIATIONS                         ADDRESS
           OR MEMBER OF THE BOARD OF
                   MANAGERS
 Susan C. Gause                                Dresdner RCM (July 1994 -                     Four Embarcadero Center
                                               present)                                      San Francisco, CA   94111

                                               Chief Operating Officer, Senior               Four Embarcadero Center
                                               Managing Director, and                        San Francisco, CA 94111
                                               Member of the Board
                                               of Managers (July 1998-present)

 Luke D. Knecht                                Managing Director (July 1998                  Four Embarcadero Center
                                               -present), Member of the Board                San Francisco, CA   94111
                                               of Managers, Dresdner RCM
                                               (November 1997 - present)

 Joachim Madler                                Director, Dresdner Bank AG                    Mainzer Lanstrass 15-17
                                               (September 1997 - present)                    60301 Frankfurt
                                                                                             Germany

                                               Director, KBIMA (December                     75 Wall Street
                                               1997 - present);                              New York, NY  10005

                                               Director, Dresdner (South East                Singapore
                                               Asia) (October 1997 - present)

                                               Managing Director, Dresdner                   Farberstrasse 6,
                                               Bank (Schweiz) AG  (November                  Zurich, Switzerland
                                               1997 - present)

                                               Chairman, DFV Deutsche Fonds                  Mainzer Lanstrasse 11-13
                                               und Vorsorgeberatungs (July                   60301 Frankfurt
                                               1996 - June 1997)                             Germany

                                               Deutscher Investment-Trust                    Mainzer Lanstrasse 11-13
                                               (June 1996 - June 1997)                       60301 Frankfurt
                                                                                             Germany

                                               Managing Director, GKS                        Windmuhlweg 12
                                               Gesellschaft fur Kontenservice                95030 Hof
                                               GmbH (June 1994 - June 1997)                  Germany

              NAME OF THE OFFICER                   BUSINESS AFFILIATIONS                         ADDRESS
           OR MEMBER OF THE BOARD OF
                   MANAGERS
 William L. Price                              Chief Executive Officer and                   Four Embarcadero Center
                                               Global Chief Investment Officer,              San Francisco, CA 94111
                                               Dresdner RCM (July 1998 - present)

                                               Chairman and Member of the                    Four Embarcadero Center
                                               Board of Managers, Senior                     San Francisco, CA   94111
                                               Managing Director, Dresdner
                                               RCM (December 1997 - present)

                                               Director, KBIMA (December                     75 Wall Street
                                               1997- present)                                New York, NY  10005

                                               Director, Dresdner RCM (UK)                   10 Fenchurch Street
                                               (January 1998 - present)                      London, UK  EC3M3LB

 Jeffrey S. Rudsten                            Senior Managing Director (July                Four Embarcadero Center
                                               1998 - present); Member of the                San Francisco, CA   94111
                                               Board of Managers, Dresdner
                                               RCM (June 1978 - present)

                                               Director, KBIMA (December                     75 Wall Street
                                               1997- present)                                New York, NY  10005

 William S. Stack                              Senior Managing Director,                     Four Embarcadero Center
                                               Global Equity Chief Investment                San Francisco, CA   94111
                                               Officer (July 1998 - present);
                                               Member of the Board of
                                               Managers, Dresdner RCM
                                               (August 1994 - present)

                                               Director, KBIMA (December                     75 Wall Street
                                               1997- present)                                New York, NY  10005

                                               Director, Dresdner RCM (UK)                   10 Fenchurch Street
                                               (January 1998 - present)                      London, UK  EC3M3LB

 Kenneth B. Weeman, Jr.                        Dresdner RCM (October 1979 -                  Four Embarcadero Center
                                               present)                                      San Francisco, CA   94111

              NAME OF THE OFFICER                   BUSINESS AFFILIATIONS                         ADDRESS
           OR MEMBER OF THE BOARD OF
                   MANAGERS
                                               Vice Chairman, Senior                         Four Embarcadero Center
                                               Managing Director (July 1998 -                San Francisco, CA 94111
                                               present)

                                               Director, KBIMA (December                     75 Wall Street
                                               1997- present)                                New York, NY 10005

                                               Director, Dresdner RCM (UK)                   10 Fenchurch Street
                                               (January 1998 - present)                      London, UK  EC3M3LB

ITEM 27.  PRINCIPAL UNDERWRITERS.

          (a) Funds Distributor, Inc. ("FDI"), whose principal offices are located at 60 State Street, Suite 1300, Boston Massachusetts 02109, is the principal underwriter of Registrant. FDI is an indirect, wholly owned subsidiary of Boston Institutional Group, Inc., a holding company, all of whose outstanding shares are owned by key employees. FDI is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. FDI also serves as principal underwriter of the following investment companies:

               American Century California Tax-Free and Municipal Funds American Century Capital Portfolios, Inc.
               American Century Government Income Trust
               American Century International Bond Funds
               American Century Investment Trust
               American Century Municipal Trust
               American Century Mutual Funds, Inc.
               American Century Premium Reserves, Inc.
               American Century Quantitative Equity Funds
               American Century Strategic Asset Allocations, Inc.
               American Century Target Maturities Trust
               American Century Variable Portfolios, Inc.
               American Century World Mutual Funds, Inc.
               The Brinson Funds
               Dresdner RCM Capital Funds, Inc.
               Dresdner RCM Investment Funds Inc.
               Founders Funds, Inc.
               Harris Insight Funds Trust
               HT Insight Funds, Inc. d/b/a Harris Insight Funds

               J.P. Morgan Institutional Funds
               J.P. Morgan Funds
               JPM Series Trust
               JPM Series Trust II
               LaSalle Partners Funds, Inc.
               Kobrick-Cendant Investment Trust
               Merrimac Series
               Monetta Fund, Inc.
               Monetta Trust
               The Montgomery Funds I
               The Montgomery Funds II
               The Munder Framlington Funds Trust
               The Munder Funds Trust
               The Munder Funds, Inc.
               National Investors Cash Management Fund, Inc.
               Orbitex Group of Funds
               SG Cowen Funds, Inc.
               SG Cowen Income + Growth Fund, Inc.
               SG Cowen Standby Reserve Fund, Inc.
               SG Cowen Standby Tax-Exempt Reserve Fund, Inc.
               SG Cowen Series Funds, Inc.
               St. Clair Funds, Inc.
               The Skyline Funds
               Waterhouse Investors Family of Funds, Inc.
               WEBS Index Fund, Inc.

               FDI does not act as a depositor or investment adviser of any investment company.

          (b)  The directors and executive officers of FDI are set forth below:

 NAME AND PRINCIPAL        POSITIONS AND OFFICES WITH   POSITIONS AND OFFICES
 BUSINESS ADDRESS          FUNDS DISTRIBUTOR, INC.      WITH REGISTRANT
-------------------------------------------------------------------------------
 Marie E. Connolly         Director, President and      None
                           Chief Executive Officer

 George A. Rio             Executive Vice President     None

 Donald R. Roberson        Executive Vice President     None

 William S. Nichols        Executive Vice President     None

 Michael S. Petrucelli     Senior Vice President        None

 Margaret W. Chambers      Senior Vice President,       None
                           General Counsel and Chief
                           Compliance Officer

 Joseph F. Tower III       Director, Senior Vice        None
                           President, Treasurer and
                           Chief Financial Officer

 Paula R. David            Senior Vice President        None

 Gary S. MacDonald         Senior Vice President        None

 Judith K. Benson          Senior Vice President        None

 Bernard A. Whalen         Senior Vice President        None

 William J. Nutt           Chairman and Director        None

          (c)  Not Applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

          Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of Registrant's investment manager, Dresdner RCM Global Investors LLC, Four Embarcadero Center, San Francisco, California 94111; and/or Registrant's distributor, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

          Records covering portfolio transactions are also maintained and kept by Registrant's custodian and transfer agent, State Street Bank and Trust Company, U.S. Mutual Funds Services Division, P.O. Box 1713, Boston, Massachusetts 02105.

ITEM 29.  MANAGEMENT SERVICES.

          None

ITEM 30.  UNDERTAKINGS.

          Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                     SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in San Francisco, California on April 7, 1999.

                                     DRESDNER RCM INVESTMENT FUNDS INC.

                                     By:  /s/William S. Stack, President
                                          ---------------------

                                     By:  /s/Caroline M. Hirst, Treasurer, Chief
                                          ---------------------
                                          Financial Officer
          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            SIGNATURE                         TITLE                DATE

(1)    Principal Executive Officer           President          April 7, 1999


       /s/William S. Stack
       -------------------
       William S. Stack


(2)    Chief Financial and                   Treasurer          April 7, 1999
       Accounting Officer


       /s/Caroline M. Hirst
       --------------------
       Caroline M. Hirst

            SIGNATURE                         TITLE                DATE

(3)    Directors

       /s/ Rolf Passow*
       -----------------------                                  April 7, 1999
       Rolf Passow

       /s/ Theodore J. Coburn*
       -----------------------                                  April 7, 1999
       Theodore J. Coburn

       /s/ Robert J. Birnbaum*
       -----------------------                                  April 7, 1999
       Robert J. Birnbaum

       /s/ Carroll Brown *
       -----------------------                                  April 7, 1999
       Carroll Brown

       /s/James E. Dowd*
       -----------------------                                  April 7, 1999
       James E. Dowd

       /s/Siegfried Kessler*
       -----------------------                                  April 7, 1999
       Siegfried Kessler

       /s/Gottfried W. Perbix*
       -----------------------                                  April 7, 1999
       Gottfried W. Perbix

       /s/Jacob Saliba*
       -----------------------                                  April 7, 1999
       Jacob Saliba

       /s/Alfred W. Fiore*
       -----------------------                                  April 7, 1999
       Alfred W. Fiore

       /s/George N. Fugelsang*
       -----------------------                                  April 7, 1999
       George N. Fugelsang

By:    /s/Robert J. Goldstein
       -----------------------                                  April 7, 1999
       Robert J. Goldstein
       as Attorney-in-Fact

*  By Robert J. Goldstein, pursuant to a Power of
   Attorney dated February 12, 1999.

                                    EXHIBIT LIST


NUMBER         DESCRIPTION

99.23(b)       Form of By-laws

99.23(n)       Financial Data Schedules

99.23(o)       Form of Multiple Class of Shares Plan